SEMI-ANNUAL REPORT                               ARMADA
NOVEMBER 30, 1996                                FUNDS
(UNAUDITED)                                      INCOME
                                                 SERIES





ARMADA TOTAL RETURN ADVANTAGE FUND
ARMADA FIXED INCOME FUND
ARMADA ENHANCED INCOME FUND
ARMADA GNMA FUND
ARMADA INTERMEDIATE GOVERNMENT FUND






                                                 LOGO (ARMADA FUNDS)

[LOGO]         ARMADA FUNDS
               INCOME SERIES

               SEMI-ANNUAL REPORT - NOVEMBER 30, 1996
               (UNAUDITED)

                   TABLE OF CONTENTS

                   Chairman's Message.........................................      1
                   Income Market Overview.....................................      3

                   FUND OVERVIEWS
                     Armada Total Return Advantage Fund.......................      4
                     Armada Fixed Income Fund.................................      6
                     Armada Enhanced Income Fund..............................      8
                     Armada GNMA Fund.........................................     10
                     Armada Intermediate Government Fund......................     12

                   PORTFOLIO OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
                     Armada Total Return Advantage Fund.......................     14
                     Armada Fixed Income Fund.................................     19
                     Armada Enhanced Income Fund..............................     22
                     Armada GNMA Fund.........................................     25
                     Armada Intermediate Government Fund......................     32

                   FINANCIAL STATEMENTS
                     Statement of Assets and Liabilities......................     36
                     Statement of Operations..................................     37
                     Statement of Changes in Assets...........................     38

                   NOTES TO FINANCIAL STATEMENTS..............................     39

--------------------------------------------------------------------------------

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

--------------------------------------------------------------------------------

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about the Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by 440 Financial Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581-5108. 440 Financial Distributors, Inc. is not affiliated with National City Bank and is not a bank.

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDERS:

                              As the new Chairman of the Armada Board of
                            Trustees, I am pleased to bring you this six-month update. I would like to extend our best wishes and sincere appreciation to former Chairman Richard B. Tullis for his many years of dedication and invaluable service. His counsel will continue to be available in his ongoing role as Trustee.

                            EQUITY FUND RATED AMONG TOP PERFORMERS

                              Have you been following the Lipper performance
                            rankings of the Armada Equity Fund in the Wall Street Journal? If so, you have noticed a marked improvement in its one-year total returns. In fact, the Institutional and Retail shares of the Fund have most recently been ranked in the upper 40% of their peer group of large capitalization stock funds as represented by an "A" or "B" rating.

                            NEW INVESTMENT OBJECTIVE FOR THE ENHANCED INCOME
                            FUND

                              In September, shareholders of Armada Enhanced
                            Income Fund agreed to a new investment objective which seeks increased total return potential. (Total return is a combination of income and price appreciation over time.) By lengthening the Fund's average maturity from two years or less to 1 1/2 to four years, the Fund now can participate in full market cycles and strive for better returns. Though the change may increase the volatility of those returns, the Fund Managers believe that this increase will be outweighed by the potential benefits of its enhanced return.

                            NEW PRODUCT OFFERINGS

                              To make investing easy, affordable and convenient,
                            Armada Funds offers these new investment opportunities and information resources:

                              FOUR NEW PORTFOLIOS have been added to the Armada
                            family: the Intermediate Government Fund, the GNMA Fund, the Pennsylvania Municipal Fund, and the Pennsylvania Tax Exempt Fund (a money market fund). The addition of the two government bond funds means that you can now further diversify your income investments.

                              NATIONAL CITY SWEEP ACCOUNTS make investing
                            effortless. Sweeps now can be established between a National City premium checking account

LOGO                        CHAIRMAN'S MESSAGE

                            and an Armada money market fund. The automatic "sweep" -- transfer of funds -- occurs when the checking account exceeds a target balance.

                              FUTUREQUEST brings sophisticated investment
                            solutions to the individual investor. This computer-aided process can help an investor determine an appropriate strategy for allocating assets among various mutual funds, including Armada Funds. The recommended strategy is based on factors such as an individual's investment time frame, tolerance for risks, goals, assets and liabilities.

                              WWW.NATIONAL-CITY.COM is National City's
                            convenient new address on the World Wide Web. Up-to-date information and highlights on the Armada Funds are included and are just a few "clicks" away. At National City's "Home Page," select Invest It! and you and prospective investors can gain access to quarterly performance information and the many benefits of investing in the Armada Funds.

                              We hope you share our enthusiasm for these
                            positive changes. To receive more information about your investment or any of the Armada Funds, please call 1-800-622-FUND (3863). We look forward to serving your investment needs and will continue to ensure that your loyalty and confidence in the Armada family is well placed.

                            Have a happy, healthy and prosperous 1997!

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds Board of Trustees

[LOGO]                      INCOME MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"CURRENTLY, FOREIGN HOLDINGS OF
THE OUTSTANDING U.S. TREASURY
DEBT IS AT ITS HIGHEST LEVEL IN
HISTORY."

                              During the six-month period ended November 30,
                            1996, the yield on the 5 year Treasury note fell from 6.90% to 6.08%, an 82 basis point retracement of the rise in yields since January 1996, with most occurring since September.

                              These last six months can be broken down into two
                            distinct periods. The first period, which lasted until the end of September, saw rates fluctuate within a range. The range held because the market's expectations for an increase in the Fed Funds rate kept getting pushed back. Through consecutive Fed meetings in June, July, August, and September, the market first assigned a high probability to the Fed increasing rates only to back off as the meeting approached. In fact, all through the six-month period, the Fed held overnight rates at 5.25%. The second period began after the September meeting, when investors finally threw in the towel and began to forecast that the Fed would not raise rates and could possibly cut rates. As this view gained support, rates rallied across the curve.

                              Fueling this rally has been the tremendous foreign
                            appetite for U.S. Treasuries, particularly from Asian Central Banks. Foreign central banks are attempting to jump start their economies through export growth and monetary stimulus. To achieve these goals, they are supporting the dollar through their treasury purchases. In addition to central banks, other international investors find U.S. rates attractive versus their lower domestic rates. The magnitude of purchases by these investors has been so large that foreigners have purchased more treasuries than have been issued this year. U.S. domestic investors, on the other hand, have been net sellers. Currently, foreign holdings of outstanding U.S. Treasury debt are at their highest levels in history.

[LOGO]                      ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 6, 1994 (RETAIL SHARES)

ASSETS:
$278,482,637 (INSTITUTIONAL SHARES)
$ 2,189,666 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE A TOTAL RATE OF RETURN,
INCOME AND PRICE
APPRECIATION GREATER THAN
THAT OF POPULAR MARKET
INDICES WITH SIMILAR MATURITY
AND QUALITY CHARACTERISTICS.
UNDER NORMAL MARKET
CONDITIONS, THE FUND MAIN-
TAINS AN AVERAGE DOLLAR-
WEIGHTED PORTFOLIO MATURITY
OF TWO YEARS ABOVE OR BELOW
THE AVERAGE MATURITY OF THE
LEHMAN BROTHERS
GOVERNMENT/CORPORATE
BOND INDEX.

                            KEY INVESTMENT CONCEPTS
                              In seeking total return for shareholders of the
                            Armada Total Return Advantage Fund (the "Fund"), we use three key strategies. First, we allocate the Fund's investments among different market sectors based on their return potential. Second, we adjust the average maturity of the Fund according to our perceptions of intermediate and long-term trends in interest rates. Finally, we look for individual securities whose yields we feel are attractive in terms of their own historical standards and versus other securities with similar characteristics.

                            PERFORMANCE
                              In the first six months of the fiscal year, the
                            period ending November 30, 1996, the Fund handily outperformed the bond market. The Fund's Institutional and Retail shares had total returns of 8.23% and 8.10% before sales charges, respectively, versus 7.47% for the Lehman Brothers Government/Corporate Bond Index (the "Index"). This performance places the Fund well on its way to meeting its goal of adding significant incremental return versus the Index. The resumption of the decline in interest rates aided results significantly as the portfolio continued with an average duration longer than the Index.

                            RECENT STRATEGY
                              The average duration of the Fund is approximately
                            5.9 years or 0.7 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates (that began in 1981) is intact and will continue. Interest rates moved in a fairly narrow band for much of the first four months of fiscal 1997 before moving decisively lower in October and November. We expect this recent move downward to extend into the second half of the fiscal year. For much of the six months ended November 30, 1996, approximately 30% of the Fund was invested in corporate bonds, 10% in mortgage-backed securities, 25% in asset-backed securities and about 35% in government issues. In comparison, the Index had an average duration of 5.2 years, 74% of its assets in government issues, 26% in corporate issues, and no allocation to mortgage or asset-backed securities.

                            LOOKING AHEAD
                              Very recently, we decreased our exposure to
                            mortgage-backed securities to 5%, near our minimum. This move reflects the full valuation of the sector. We continue overweighted in both corporates and asset-backed securities. Should the economy show increasing signs of significant

[LOGO]                      ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE RESUMPTION OF THE DECLINE
IN INTEREST RATES AIDED RESULTS
SIGNIFICANTLY AS THE PORTFOLIO
CONTINUED WITH AN AVERAGE
DURATION LONGER THAN THE
INDEX."

                            weakness, we would look to decrease the Fund's exposure to the corporate sector. Adding to the returns provided by these sector weighting changes will be our longer duration policy which will benefit the portfolio as interest rates continue their declines.


--------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96
--------------------------------------------------------------------------------------
                                      Six Months       1-Year    Since Inception(2,4)
                                      ------------------------------------------------
Armada Total Return Advantage Fund
Institutional Shares (1)                8.23%           5.91%          9.89%
--------------------------------------------------------------------------------------
Armada Total Return Advantage Fund
Retail Shares With Sales Charge         4.09%           1.57%          7.57%
              Without Sales Charge      8.19%           5.54%          9.44%
--------------------------------------------------------------------------------------

                       GROWTH OF A $10,000 INVESTMENT(3)
                                                                Armada Total
                                    Lehman      Armada Total      Return
                                   Brothers        Return       Advantage
                                 Government/    Advantage Fund  Fund (Retail
      Measurement Period          Corporate    (Institutional    Shares with
    (Fiscal Year Covered)         Bond Index       Shares)(1)    sales charge
July-1994                          10,000.00         10,000.00
Sept-1994                                                           9,725.00
Nov-1994                           10,020.87         10,011.30      9,496.50
May-1995                           11,186.74         11,122.00     10,500.70
Nov-1995                           11,853.41         11,846.00     11,156.70
May-1996                           11,645.28         11,591.70     10,892.70
Nov-1996                           12,514.92         12,545.75     11,775.05

1 Institutional shares are sold primarily to Banks and National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.
2 The Armada Total Return Advantage Fund's date of inception was July 7, 1994 for Institutional shares and September 6, 1994 for Retail shares.
3 The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.
4 Annualized.

[LOGO]                      ARMADA FIXED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
ASSET MANAGEMENT GROUP--
 FIXED INCOME TEAM,
 NATIONAL CITY

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989
(INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$108,410,352 (INSTITUTIONAL SHARES)
$  3,897,025 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE AS HIGH A LEVEL OF
CURRENT INCOME AS IS CONSISTENT
WITH PRUDENT INVESTMENT RISK.
THE FUND INVESTS IN HIGH AND
MEDIUM GRADE BONDS AND OTHER
FIXED INCOME SECURITIES. UNDER
NORMAL MARKET CONDITIONS, THE
FUND MAINTAINS AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY OF TEN YEARS OR LESS.

                            KEY INVESTMENT CONCEPTS:
                              The Armada Fixed Income Fund seeks to provide a
                            high level of income that exceeds the proportionate level of risk taken by the Fund. This is accomplished by actively managing the Fund's sector allocation to those sectors that offer the best income and return potential. Furthermore, we add to performance by managing the Fund's sensitivity to interest rates; increasing the sensitivity when our outlook is for lower interest rates, and decreasing the sensitivity when our outlook is for higher interest rates. Finally, we seek out only those securities that are attractive on a relative basis and are consistent with the Fund's objectives. All the while the Fund's credit quality is maintained at a high level. Performance is measured against the Lehman Intermediate Government/Corporate Index.

                            PERFORMANCE
                              During the declining rate environment for the
                            six-month period ended November 30, 1996, the Armada Fixed Income Fund (the "Fund") produced a total return of 5.53% and 5.49% before sales charges for Institutional and Retail investors, respectively. During the same period, the Fund's benchmark, the Lehman Intermediate Government/Corporate Bond Index, had a total return of 6.05%. At November 30, 1996, the Fund's Institutional and Retail shares had SEC 30 day annualized yields of 5.69% and 5.31%, respectively.

                            RECENT STRATEGY
                              During these six months, the Armada Fixed Income
                            Fund has maintained a duration, or interest rate sensitivity, that equals that of the Lehman Intermediate Government/Corporate Bond Index. On a sector basis, the Fund has maintained overweightings in the mortgage and asset-backed securities due to the relative value offered by these sectors while underweighting treasuries. This decision has proved fruitful since these sectors have outperformed over this time period. The Fund has been market-weighted in corporates and agencies where the spread pickup over treasuries has been favorable, but not as attractive.

                            LOOKING AHEAD
                              In the near term, investors are focusing on
                            consumer spending during the holiday season and the strength of the economy. Although the possibility of a Fed tightening has been removed from the market, renewed economic growth would introduce the debate once again. The Fixed Income Team views the current level of interest rates as reflecting an excessively optimistic scenario on Fed policy going forward.

[LOGO]                      ARMADA FIXED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"DURING THESE SIX MONTHS, THE
ARMADA FIXED INCOME FUND HAS
MAINTAINED A DURATION, OR
INTEREST RATE SENSITIVITY, THAT
EQUALS THAT OF THE LEHMAN
INTERMEDIATE GOVERNMENT/CORPORATE BOND
INDEX."

                              Furthermore, rate levels are increasingly driven
                            by market technicals which are heavily influenced by foreign purchases of treasuries and outright speculation. Although we respect the technicals driving the market rally, we do not share the market's fundamental outlook and, therefore, are maintaining the Fund's duration equal to that of its benchmark.

-----------------------------------------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96
-----------------------------------------------------------------------------------------------------------------------
                                      Six Months       1-Year         3-Years(4)      5-Years(4)  Since Inception(2,4)
-----------------------------------------------------------------------------------------------------------------------
Armada Fixed Income Fund
Institutional Shares (1)                5.53%           4.83%           4.78%           6.97%           8.02%
-----------------------------------------------------------------------------------------------------------------------
Armada Fixed Income Fund
Retail Shares With Sales Charge         1.56%            .64%           3.21%           5.89%           7.20%
              Without Sales Charge      5.49%           4.57%           4.53%           6.70%           7.80%
-----------------------------------------------------------------------------------------------------------------------
              Past performance is not predictive of future performance.

                       GROWTH OF A $10,000 INVESTMENT(3)

                                   [GRAPHIC]

                         Lehman Brothers      Armada Fixed        Armada Fixed
                          Intermediate         Income Fund         Income Fund
 Measurement Period    Government/Corporate  (Institutional       (Retail Shares
(Fiscal Year Covered)     Bond Index           Shares)(1)       with sales charge)
     Nov-1989              10,000.00           10,000.00              9,725.00
     May-1990              10,169.40           10,098.00              9,718.90
     Nov-1990              10,768.80           10,665.60             10,265.30
     May-1991              11,381.80           11,332.30             10,905.00
     Nov-1991              12,213.50           12,205.40             11,728.60
     May-1992              12,701.30           12,801.00             12,283.70
     Nov-1992              13,232.20           13,334.90             12,777.70
     May-1993              14,022.10           14,250.10             13,637.90
     Nov-1993              14,521.20           14,863.70             14,204.70
     May-1994              14,204.00           14,249.50             13,606.40
     Nov-1994              14,255.60           14,182.40             13,514.80
     May-1995              15,575.20           15,610.00             14,866.10
     Nov-1995              16,328.70           16,310.50             15,512.60
     May-1996              16,291.55           16,201.90             15,377.90
     Nov-1996              17,402.44           17,098.35             16,220.88

                          1 Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.

                          2 The Armada Fixed Income Fund's date of inception was
                            December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares.

                          3 The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                          4 Annualized.

[LOGO]                      ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 9, 1994 (RETAIL SHARES)

ASSETS:
$59,768,104 (INSTITUTIONAL SHARES)
$ 2,060,764 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN
GREATER THAN THAT OF THE MERRILL
LYNCH 1-3 YEAR TREASURY INDEX.
THE FUND WILL NORMALLY INVEST
AT LEAST 80% OF THE VALUE OF ITS
TOTAL ASSETS IN INVESTMENT
GRADE DEBT SECURITIES OF ALL
TYPES. HOWEVER, UP TO 20% OF
THE VALUE OF ITS TOTAL ASSETS
MAY BE INVESTED IN PREFERRED
STOCKS AND OTHER INVESTMENTS.
UNDER NORMAL MARKET
CONDITIONS, THE FUND INTENDS TO
MAINTAIN AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY FOR ITS DEBT SECURITIES
OF FROM 1 1/2 YEARS TO 4
YEARS.

                            INVESTMENT OBJECTIVE CHANGE
                              The Armada Enhanced Income Fund (the "Fund")
                            experienced a change in investment objective effective October 1996. Previously the Fund's objective was to provide current income that exceeds industry standard money market returns by 0.5% to 1.5% per year over complete market cycles. The new objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 Year Treasury Index (the "Index"). The change in the objective was proposed by the Fund's adviser to make the Fund a more attractive investment in the limited duration fixed income market.

                            PERFORMANCE
                              In the first six months of the fiscal year, the
                            period ended November 30, 1996, the Fund slightly outperformed its market index. The Fund's Institutional and Retail shares had total returns of 3.88% and 3.82% before sales charges, respectively, versus 3.69% for the Index. This Index calculation blends the performance of the Merrill Lynch 91-Day Treasury Bill and 1-3 Year Treasury indices to reflect the October change in the Fund's objective.

                            RECENT STRATEGY
                              The average duration of the Fund is approximately
                            1.9 years or 0.2 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates (that began in 1981) is intact and will continue. Interest rates moved in a fairly narrow band for much of the first four months of fiscal 1997 before moving decisively lower in October and November. We expect this recent move downward to extend into the second half of the fiscal year. With the change in the Fund's objective, approximately 6% of the Fund is invested in corporate bonds, 52% in asset-backed securities and about 42% in government issues. In comparison, the Index has an average duration of 1.7 years and 100% of its assets are in government issues.

                            LOOKING AHEAD
                              The current duration policy is expected to remain
                            in place through the end of the fiscal year.
                            Continuing signs of slowing economic activity should allow the recent downturn in interest rates to persist, adding

[LOGO]                      ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"CONTINUING SIGNS OF SLOWING
ECONOMIC ACTIVITY SHOULD ALLOW
THE RECENT DOWNTURN IN INTEREST
RATES TO PERSIST, ADDING
INCREMENTAL PRICE RETURN TO THE
PORTFOLIO'S INCOME. WE ARE
LOOKING FOR OPPORTUNITIES TO ADD
TO THE CORPORATE SECTOR."

                            incremental price return to the portfolio's income. We are looking for opportunities to add to the corporate sector. Additions to this sector would be funded through a reduction in the asset-backed securities.

--------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96
--------------------------------------------------------------------------------------
                                      Six Months       1-Year    Since Inception(2,4)
--------------------------------------------------------------------------------------
Armada Enhanced Income Fund
Institutional Shares (1)                3.88%           6.00%          6.32%
--------------------------------------------------------------------------------------
Armada Enhanced Income Fund
Retail Shares With Sales Charge         1.00%           2.83%          4.93%
              Without Sales Charge      3.82%           5.78%          6.27%
--------------------------------------------------------------------------------------
        Past performance is not predictive of future performance.

                       GROWTH OF A $10,000 INVESTMENT(3)

                                   [GRAPHIC]

                                                                     Armada Enhanced
                                                    Armada Enhanced    Income Fund
                                   91-Day U.S.       Income Fund      (Retail Shares     Merrill Lynch
     Measurement Period           Treasury Bill     (Institutional     with sales           1-3 Year
    (Fiscal Year Covered)            Index            Shares)(1)        charge)          Treasury Index
Jun-1994                             10,000.00                                               10,000.00
Jul-1994                                               10,000.00
Aug-1994                                                                   9,725.80
Nov-1994                             10,194.49         10,165.40           9,795.70          10,076.20
May-1995                             10,487.46         10,587.30          10,199.40          10,715.10
Nov-1995                             10,783.49         10,931.40          10,524.70          11,124.40
May-1996                             11,064.71         11,154.70          10,723.10          11,279.76
Nov-1996                             11,270.00         11,587.36          11,133.25          11,760.00

                          1 Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.

                          2 The Armada Enhanced Income Fund's date of inception
                            was July 7, 1994 for Institutional shares and September 9, 1994 for Retail shares.

                          3 The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                          4 Annualized.

[LOGO]                      ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
ASSET MANAGEMENT GROUP --
 FIXED INCOME TEAM,
 NATIONAL CITY

FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)

ASSETS:
$62,476,038 (INSTITUTIONAL SHARES)
$  123,888 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK THE HIGHEST LEVEL OF
CURRENT INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL AND A
HIGH DEGREE OF LIQUIDITY BY
INVESTING PRIMARILY IN MORTGAGE
PASS-THROUGH SECURITIES
GUARANTEED BY THE GOVERNMENT
NATIONAL MORTGAGE ASSOCIATION.
THE FUND INVESTS PRIMARILY IN
MORTGAGE PASS-THROUGH
SECURITIES GUARANTEED BY THE
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION.

                            KEY INVESTMENT CONCEPTS
                              The Armada GNMA Fund (the "Fund") seeks to
                            maximize total return by investing primarily in mortgage-backed securities guaranteed by the Government National Mortgage Association. The performance of the Fund is measured against the Lehman GNMA Index (the "Index"). The Fund seeks to add value by investing in the most attractive sectors within the mortgage-backed securities market.

                            PERFORMANCE
                              During the declining rate environment for the
                            six-month period ended November 30, 1996, the Fund produced a total return of 6.61% for Institutional investors and 6.55% (before sales charges) for Retail investors. The Index posted a total return of 7.07% during this same period. At November 30, 1996, the Fund's Institutional and Retail shares had SEC 30-day annualized yields of 6.51% and 5.42%, respectively.

                            RECENT STRATEGY
                              During this period, the Fund has maintained a
                            duration, or interest rate sensitivity, that equals that of the Index and is near fully invested in mortgage-backed securities which offer higher yields than other investment grade fixed income products. The Fund has an overweighted position in seasoned mortgage securities, which tend to have lower prepayment sensitivity than newer issues.

                            LOOKING AHEAD
                              In the near term, investors are focusing on
                            consumer spending during the holiday season and the strength of the economy. Although the possibility of a Fed tightening has been removed from the market, renewed economic growth would introduce the debate once again. The Fixed Income Team views the current level of interest rates as reflecting an excessively optimistic scenario on Fed policy going forward. Furthermore, rate levels are increasingly driven by market technicals which are heavily influenced by foreign purchases of treasuries and outright speculation. Although we respect the technicals driving the market rally, we do not share the market's fundamental outlook and, therefore, are maintaining the Fund's duration equal to that of its benchmark.

[LOGO]                      ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE FUND IS NEAR FULLY
INVESTED IN MORTGAGE-BACKED
SECURITIES WHICH OFFER HIGHER
YIELDS THAN OTHER INVESTMENT
GRADE FIXED INCOME PRODUCTS."

--------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96(5)
--------------------------------------------------------------------------------------
                                      Six Months       1-Year    Since Inception(2,4)
--------------------------------------------------------------------------------------
Armada GNMA Fund
Institutional Shares (1)                6.61%           6.63%          9.07%
--------------------------------------------------------------------------------------
Armada GNMA Fund
Retail Shares With Sales Charge         2.56%           2.60%          7.27%
              Without Sales Charge      6.55%           6.60%          9.06%
--------------------------------------------------------------------------------------
        Past Performance is not perdictive of future performance.

                       GROWTH OF A $10,000 INVESTMENT(3)

                                   [GRAPHIC]

                                                  Armada GNMA          Armada GNMA Fund
      Measurement Period       Lehman GNMA     Fund (Institutional      (Retail Shares
    (Fiscal Year Covered)         Index            Shares)(1)          with sales charge)
Jul-1994                         10,000.00
Aug-1994                                            10,000.00              9,725.80
Nov-1994                          9,845.97           9,899.90              9,528.36
May-1995                         10,960.29          10,960.80             10,552.26
Nov-1995                         11,505.05          11,463.90             11,033.40
May-1996                         11,547.23          11,466.40             11,039.25
Nov-1996                         12,239.00          12,223.70             11,761.92

                          1 Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.

                          2 The Armada GNMA Fund's date of inception was August
                            10, 1994 for Institutional shares and September 11, 1996 for Retail shares.

                          3 The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                          4 Annualized.

                          5 The performance history for the Predecessor Fund has
                            been carried over to both the Institutional and Retail classes.

[LOGO]                      ARMADA INTERMEDIATE
                            GOVERNMENT FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
ASSET MANAGEMENT GROUP --
 FIXED INCOME TEAM,
 NATIONAL CITY

FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)

ASSETS:
$90,501,747 (INSTITUTIONAL SHARES)
$  22,878 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK PRESERVATION OF CAPITAL
AND A HIGH DEGREE OF LIQUIDITY
WHILE PROVIDING CURRENT
INCOME. THE FUND INVESTS
PRIMARILY IN OBLIGATIONS ISSUED
OR GUARANTEED AS TO PRINCIPAL
AND INTEREST BY THE U.S.
GOVERNMENT AND ITS AGENCIES
AND INSTRUMENTALITIES.

                            KEY INVESTMENT CONCEPTS:
                              The Armada Intermediate Government Fund (the
                            "Fund") seeks to maximize total return by investing in high quality fixed income securities primarily issued or guaranteed by the U.S. government or its agencies. The performance of the Fund is measured against the Lehman Intermediate Government Bond Index (the "Index"). The Fund seeks to add value through sector rotation between the treasury, agency and mortgage-backed sectors and through individual security selection.

                            PERFORMANCE
                              During the declining rate environment for the
                            six-month period ended November 30, 1996, the Fund produced a total return of 5.60% for Institutional investors and 5.55% (before sales charges) for Retail investors. The Index produced a total return of 5.70%. At November 30, 1996, the Fund's Institutional and Retail shares had SEC 30-day annualized yields of 5.65% and 5.19%, respectively.

                            RECENT STRATEGY
                              During this period, the Fund has maintained a
                            duration, or interest rate sensitivity, that equals that of the Index. On a sector basis, the Fund has maintained overweightings in the mortgage and asset-backed securities due to the relative value offered by these sectors while underweighting treasuries and agencies. This decision has proved fruitful since these sectors have outperformed over this time period.

                            LOOKING AHEAD
                              In the near term, investors are focusing on
                            consumer spending during the holiday season and the strength of the economy. Although the possibility of a Fed tightening has been removed from the market, renewed economic growth would introduce the debate once again. The Fixed Income Team views the current level of interest rates as reflecting an excessively optimistic scenario on Fed policy going forward. Furthermore, rate levels are increasingly driven by the market technicals which are heavily influenced by foreign purchases of treasuries and outright speculation. Although we respect the technicals driving the market rally, we do not share the market's fundamental outlook and, therefore, are maintaining the Fund's duration equal to that of its benchmark.

[LOGO]                      ARMADA INTERMEDIATE
                            GOVERNMENT FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"...THE FUND HAS MAINTAINED
OVERWEIGHTINGS IN THE MORTGAGE
AND ASSET-BACKED SECURITIES
DUE TO THE RELATIVE VALUE
OFFERED BY THESE SECTORS WHILE
UNDERWEIGHTING TREASURIES AND
AGENCIES."

--------------------------------------------------------------------------------------
                                TOTAL RETURNS as of 11/30/96(5)
--------------------------------------------------------------------------------------
                                      Six Months       1-Year    Since Inception(2,4)
--------------------------------------------------------------------------------------
Armada Intermediate Government Fund
Institutional Shares (1)                5.60%           5.08%          7.51%
--------------------------------------------------------------------------------------
Armada Intermediate Government Fund
Retail Shares With Sales Charge         1.57%           1.13%          5.72%
              Without Sales Charge      5.55%           5.02%          7.49%
--------------------------------------------------------------------------------------
           Past performance is not predictive of future performance.

                       GROWTH OF A $10,000 INVESTMENT(3)

                                   [GRAPHIC]

                                    Lehman              Armada Intermediate      Armada Intermediate
                                   Brothers               Government Fund          Government Fund
      Measurement Period          Government               (Institutional           (Retail Shares
    (Fiscal Year Covered)         Bond Index                 Shares)(1)           with sales charge)
Nov-1989                          10,000.00                  10,000.00                  9,725.00
May-1990                          10,169.40                  10,098.00                  9,718.90
Nov-1990                          10,768.80                  10,665.60                 10,265.30
May-1991                          11,381.80                  11,332.30                 10,905.00
Nov-1991                          12,213.50                  12,205.40                 11,728.60
May-1992                          12,701.30                  12,801.00                 12,283.70
Nov-1992                          13,232.20                  13,334.90                 12,777.70
May-1993                          14,022.10                  14,250.10                 13,637.90
Nov-1993                          14,521.20                  14,863.70                 14,204.70
May-1994                          14,204.00                  14,249.50                 13,606.40
Nov-1994                          14,255.60                  14,182.40                 13,514.80
May-1995                          15,575.20                  15,610.00                 14,866.10
Nov-1995                          16,328.70                  16,310.50                 15,512.60
May-1996                          16,291.55                  16,201.90                 15,377.90
Nov-1996                          17,402.44                  17,098.35                 16,220.88

                          1 Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation ("NAM") customers. Certain account level charges may apply.

                          2 The Armada Intermediate Government Fund's date of
                            inception was August 10, 1994 for Institutional shares and September 11, 1996 for Retail shares.

                          3 The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                          4 Annualized.

                          5 The performance history for the Predecessor Fund has
                            been carried over to both the Institutional and Retail classes.

[LOGO]                     PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
AGENCY OBLIGATIONS -- 1.6%
  Medium-Term Structured
   Enhanced Return
   Series 1993-G1
    6.36%............ 11/15/08   $ 1,350   $  1,341,036
  Tennessee Valley Authority
    8.25%............ 04/15/42     2,700      3,061,125
                                           ------------
  TOTAL AGENCY
   OBLIGATIONS                                4,402,161
                                           ------------
    (Cost $4,072,546)

ASSET-BACKED SECURITIES (A) -- 27.5%
  Boatman's Auto Trust
  1996-A, 3
    6.75%............ 05/20/99     1,035      1,056,994
  Capital Equipment Receivable
   Trust Series 1996-1,
   Class A4
    6.28%............ 11/30/99     4,430      4,467,128
  Chase Mortgage
   Series 1996-4, Class A
    6.73%............ 05/13/99     3,660      3,731,621
  Citibank Credit Card Master
   Trust
   Series 1996-1, Class A
    0.00%............ 02/03/01     2,165      1,679,117
   Series 1996-1, Class B
    0.00%............ 02/07/03       880        674,588
  Community Program Trust
   Series 1987-A3
    4.50%............ 06/22/98       143        143,143
  Daimler-Benz
   Series 1996-B, Class A
    5.85%............ 07/20/03     4,885      4,886,527
  Discover Credit Card Trust
   Series 1993-B
    6.75%............ 02/11/00     5,545      5,640,096
  Fingerhut Master Trust
   Series 1996-1, Class A
    6.4499%.......... 05/02/99       975        985,929
  First Deposit Master Trust
   Series 1995-2
    6.05%............ 06/11/98     5,435      5,463,604

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
  Green Tree Financial Corp.
   Series 1996-7, Class A4
    6.80%............ 08/04/01   $ 2,440   $  2,491,181
   Series 1994-A, Class A
    6.90%............ 07/28/98     1,770      1,770,043
  Green Tree Home Improvement
   Loan Trust Series 1996-A,
   Class A3
    6.35%............ 01/01/02     2,870      2,865,432
  Independent National
   Mortgage Corp. Series
   1996-A, Class A5
    7.59%............ 08/08/04     2,680      2,754,484
  Mid-State Trust II
    9.35%............ 08/12/97         8          7,675
  Onyx Acceptance Grantor Trust
   Series 1996-2, Class A
    6.40%............ 09/10/98     2,877      2,888,893
  Onyx Acceptance Grantor Trust
   Series 1996-3, Class A
    6.45%............ 10/09/98     3,415      3,450,819
  Premier Auto Trust Series
   1996-4, Class A4
    6.40%............ 07/25/99     3,215      3,251,602
  Residential Asset Security Corporation
   Series 1996-Ks2, Class A2
    7.04%............ 04/03/99     2,340      2,369,250
  Sears Credit Card Master
   Trust Series 1996-3,
   Class A
    7.00%............ 07/29/03     6,985      7,273,131
  Sears Credit Card Master
   Trust Series 1996-4,
   Class A
    6.45%............ 10/27/01     7,610      7,731,284
  The Money Store Home
   Equity Loan
   Series 1992-D1, Class A2
    8.175%........... 04/13/01     2,163      2,250,196
  The Money Store
   Home Equity Loan
   Series 1994 D-1, Class A4
    8.75%............ 12/18/99     1,175      1,243,135
  UCFC Equity Loan
   Series 1996-A4
    7.475%........... 11/04/01     2,510      2,584,516

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
ASSET-BACKED SECURITIES -- (CONTINUED)
World Omni
Automobile Lease
Series 1996-A, Class A2
    6.55%............ 11/23/99   $ 4,100   $  4,148,136
  World Omni
   Automobile Lease
   Series 1996-B, Class A2
    6.20%............ 11/15/02     1,000      1,004,440
                                           ------------
TOTAL ASSET-BACKED
  SECURITIES..................               76,812,964
                                           ------------
  (Cost $75,795,957)

MORTGAGE OBLIGATIONS (A) -- 11.5%
U.S. GOVERNMENT OBLIGATIONS -- 6.9%
  Government National Mortgage
   Association
   Pool 132781
    10.50%........... 08/08/98        30         32,110
  Federal Home Loan Mortgage
   Corporation
   Pool 160045
    8.75%............ 06/03/00         7          7,521
    Pool 181063
    7.50%............ 03/12/00       181        183,633
  Federal National Mortgage
   Association
   Pool 190911
    6.00%............ 08/05/01     2,024      1,972,015
   Pool 63471
    6.50%............ 05/25/99       195        189,372
   Pool 73442
    7.075%........... 09/17/05     8,511      8,858,246
   Pool 36000
    6.547%........... 12/01/05     7,935      7,884,366
                                           ------------
                                             19,127,263
                                           ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
  Collateralized Mortgage
   Obligation Trust
    5.81%............ 12/07/98       104        104,864
    9.00%............ 07/14/98       131        134,869
                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
  Conseco Commercial
   Mortgage Trust
    9.70%............ 03/08/99   $   497   $    500,434
  General Electric Capital
   Mortgage Services, Inc.
   1995-25, Class A
    6.00%............ 12/06/04    11,776     11,107,253
  MDC Asset Investors Trust
    9.325%........... 09/10/97       246        251,017
  Ryland Acceptance Corp.
    9.85%............ 12/25/97       280        288,079
                                           ------------
                                             12,386,516
                                           ------------
MORTGAGE PASS THROUGH OBLIGATIONS -- 0.2%
  Thirty-Seventh FHA
   Insurance Project
    7.43%............ 03/20/02       463        485,479
                                           ------------
  TOTAL MORTGAGE
    OBLIGATIONS...............               31,999,258
                                           ------------
    (Cost $31,490,367)
CORPORATE BONDS -- 32.3%
AEROSPACE -- 1.1%
  Boeing Corporation
    8.75%............ 09/15/31     2,475      3,022,594
                                           ------------
AGRICULTURE -- 0.3%
  Cargill, Inc.
    8.25%............ 03/06/97       900        906,030
                                           ------------
BANKING -- 1.9%
  BankAmerica Corp.
    7.875%........... 12/01/02     4,800      5,172,000
                                           ------------
CHEMICALS -- 0.9%
  Engelhard Corporation
    7.00%............ 08/01/01     2,550      2,630,147
                                           ------------
EDUCATION -- 1.0%
  Harvard University
    8.125%........... 04/15/07     2,400      2,693,750
                                           ------------
FINANCIAL SERVICES -- 3.4%
  Associates Corp.
    6.625%........... 11/15/97     4,200      4,237,422
  WF Prop Tower
    6.95%............ 09/01/13     5,185      5,227,128
                                           ------------
                                              9,464,550
                                           ------------

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
CORPORATE BONDS -- (CONTINUED)
FOREIGN -- 8.6%
  City of Naples, Italy
      7.52%.......... 07/15/06   $ 3,800   $  4,089,750
  DSPL Finance
      9.12%.......... 04/14/07     2,650      2,770,787
  Edelnor Incorporated
      7.75%.......... 03/15/06     1,325      1,374,396
  Hydro Quebec
      9.375%......... 04/15/30     5,240      6,563,100
  News America Holdings
      9.25%.......... 02/01/13     1,125      1,293,750
  Tenaga Nasional Berhad
      7.50%.......... 11/01/25     4,850      4,928,813
  Transgas de Occidente SA
      9.79%.......... 04/03/06     2,850      2,982,725
                                           ------------
                                             24,003,321
                                           ------------
HEALTH CARE -- 2.8%
  Columbia HCA
    Healthcare Corp
      8.85%.......... 01/01/07     6,750      7,821,563
                                           ------------
INSURANCE -- 3.5%
  Mutual of New York
      0.00%.......... 08/15/24     2,400      2,519,448
  Nationwide Capital
    Surplus Notes
      9.875%......... 02/15/25     4,000      4,525,000
  Prudential Insurance
      8.10%.......... 07/15/15     2,595      2,695,556
                                           ------------
                                              9,740,004
                                           ------------
LEISURE & ENTERTAINMENT -- 2.0%
  Time Warner Entertainment
      10.15%......... 05/01/12     2,900      3,512,625
      8.375%......... 07/15/33     1,870      1,942,463
                                           ------------
                                              5,455,088
                                           ------------
RETAIL STORES -- 1.6%
  May Department Stores
      8.30%.......... 07/15/26     4,150      4,466,438
                                           ------------
                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.7%
  H.F. Ahmanson Capital Securities
    144A
      8.36%.......... 12/01/26     2,025      2,100,371
                                           ------------
TECHNOLOGY -- 1.1%
  CSC Enterprises
      6.50%.......... 11/15/01   $ 3,065   $  3,098,317
                                           ------------
TELECOMMUNICATIONS -- 1.9%
  BellSouth Communications
      6.30%.......... 05/12/08     3,179      3,097,818
  U.S. West Communications
      7.20%.......... 11/10/26     2,175      2,145,094
                                           ------------
                                              5,242,912
                                           ------------
UTILITIES -- GAS -- 1.5%
  Columbia Gas Systems
      7.32%.......... 11/28/10     4,135      4,171,181
                                           ------------
  TOTAL CORPORATE BONDS.......
                                             89,988,266
                                           ------------
    (Cost $86,931,899)

U.S. TREASURY OBLIGATIONS -- 24.9%
U.S. TREASURY BONDS -- 7.2%
      7.25%.......... 05/15/16    13,475     14,690,982
      7.50%.......... 11/15/16     1,480      1,654,742
      7.25%.......... 05/15/04     3,590      3,863,020
                                           ------------
                                             20,208,744
                                           ------------
U.S. TREASURY NOTES -- 10.1%
      6.125%......... 07/31/00     9,600      9,716,447
      6.875%......... 03/31/00     6,300      6,517,160
      5.25%.......... 01/31/01     4,000      3,930,880
      6.375%......... 03/31/01     7,815      7,984,115
                                           ------------
                                             28,148,602
                                           ------------
U.S. TREASURY STRIPS -- 7.6%
      0.00%.......... 11/15/01     7,580      5,696,900
      0.00%.......... 05/15/08    31,350     15,406,953
                                           ------------
                                             21,103,853
                                           ------------
  TOTAL U.S. TREASURY
    OBLIGATIONS...............               69,461,199
                                           ------------
   (Cost $69,048,770)

                             See Accompanying Notes

[LOGO]                      PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                NUMBER
                               OF SHARES      VALUE
                              -----------  ------------
TEMPORARY INVESTMENT -- 2.2%
  Fidelity Domestic Market
  Portfolio.................  $ 6,323,147  $  6,323,147
                                           ------------
  (Cost $6,323,147)

TOTAL INVESTMENTS -- 100.0%                $278,986,995
                                           ============
  (Cost $273,662,686)

*     Cost for Federal income tax
      purposes -- $273,706,952.
The gross unrealized appreciation (depreciation) for
  Federal income tax purposes is as follows:
  Gross appreciation........................  $5,811,709
  Gross depreciation........................    (531,666)
                                              ----------
                                              $5,280,043
                                              ----------
(A) Maturity dates represent weighted average lives of the underlying obligations.

                             See Accompanying Notes

[LOGO]                      FINANCIAL HIGHLIGHTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        FOR THE SIX MONTHS ENDED
                                           NOVEMBER 30, 1996               FOR THE YEAR                FOR THE PERIOD
                                              (UNAUDITED)               ENDED MAY 31, 1996           ENDED MAY 31, 1995
                                        ------------------------     ------------------------     ------------------------
                                        INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL(3)  RETAIL(3)
                                        -------------     ------     -------------     ------     -------------     ------
Net asset value, beginning of period...   $    9.88       $ 9.87       $   10.55       $10.54       $   10.00       $10.16
                                        -------------     ------     -------------     ------     -------------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................         .34          .32             .70(7)       .62(7)          .65(7)       .49(7)
  Net gain/(loss) on securities
    (realized and unrealized)..........         .45          .46            (.24)        (.22)            .43          .40
                                        -------------     ------     -------------     ------     -------------     ------
      Total from investment
         operations....................         .79          .78             .46          .40            1.08          .89
                                        -------------     ------     -------------     ------     -------------     ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.............................        (.34)        (.32)           (.70)        (.62)           (.53)        (.49)
  Dividends in excess of net investment
    income.............................        (.00)        (.00)           (.12)        (.14)           (.00)        (.02)
  Dividends from net realized capital
    gains..............................        (.00)        (.00)           (.31)        (.31)           (.00)        (.00)
                                        -------------     ------     -------------     ------     -------------     ------
      Total distributions..............        (.34)        (.32)          (1.13)       (1.07)           (.53)        (.51)
                                        -------------     ------     -------------     ------     -------------     ------
Net asset value, end of period.........   $   10.33       $10.33       $    9.88       $ 9.87       $   10.55       $10.54
                                        ============      =======    ============      =======    ============      =======
TOTAL RETURN...........................       17.08%(4)    16.80%(4,5)      4.22%        3.74%(5)       12.52%(4,6)  12.65%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)...   $ 278,483       $2,190       $ 280,401       $2,040       $ 261,403       $  106
Ratio of expenses to average net
  assets...............................        .15%(1,4)    .40%(2,4)       .13%(1)      .36%(2)         .18%(1,4)    .31%(2,4)
Ratio of net investment income to
  average net assets...................       6.74%(1,4)   6.49%(2,4)      6.67%(1)     6.12%(2)        7.23%(1,4)   6.92%(2,4)
Portfolio turnover rate................         80%          80%            268%         268%            166%         166%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Institutional class for the period ended November 30, 1996 would have been .70% and 6.19%, respectively. The operating expense ratio and the net investment income ratio before waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Retail class for the period ended November 30, 1996 would have been .95% and 5.94%, respectively. The operating expense ratio and the net investment income ratio before waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

(4) Annualized.

(5) Total Return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA FIXED INCOME FUND
(UNAUDITED)

                                  PAR
                    MATURITY     (000)        VALUE
                    --------  -----------  ------------
AGENCY OBLIGATIONS -- 6.4%
  Federal Home Loan Bank
    7.36%.......... 07/01/04  $     2,000  $  2,143,480
  Federal National Mortgage
   Association
    8.05%.......... 05/20/97        1,000     1,008,080
    6.49%.......... 11/03/00        2,000     2,009,440
    5.80%.......... 12/10/03        2,000     1,966,100
                                           ------------
  TOTAL AGENCY
   OBLIGATIONS..............                  7,127,100
   (Cost $6,809,354)                       ------------

MORTGAGE OBLIGATIONS (A) -- 13.8%
  Aegis Auto Funding 1996-3 A
    8.80%.......... 03/20/02        4,912     5,035,294
  Chase Commercial Mortgage
   Securities Corp
   Series 1996-1, Class A1
    7.60%.......... 12/18/05        2,975     3,128,215
  Federal National Mortgage
   Association
    7.50%.......... 05/26/01        2,452     2,505,865
    6.50%.......... 10/21/05        4,833     4,694,332
                                           ------------
  TOTAL MORTGAGE
   OBLIGATIONS..............                 15,363,706
   (Cost $15,055,981)                      ------------

ASSET-BACKED SECURITIES (A) -- 3.7%
  Green Tree Financial Corp.
   Series 1995-9, Class A4
    6.45%.......... 01/15/27        2,000     2,021,128
  Green Tree Financial
   Corporation
   Series 1995-7, Class A4
    6.70%.......... 11/16/01        2,000     2,029,776
                                           ------------
  TOTAL ASSET-BACKED
   SECURITIES...............                  4,050,904
   (Cost $3,936,985)                       ------------


                                  PAR
                    MATURITY     (000)        VALUE
                    --------  -----------  ------------
CORPORATE BONDS -- 23.6%
AUTOMOBILES -- 3.4%
  Ford Motor Credit
    8.20%.......... 02/15/02  $     3,500  $  3,801,875
                                           ------------
CHEMICALS -- 4.6%
  Dow Capital B.V.
    5.75%.......... 09/15/97        2,000     2,003,880
  Dow Chemical Co.
    9.35%.......... 03/15/00        1,000     1,090,000
  E.I. duPont de Nemours & Co.
    8.65%.......... 12/01/97        2,000     2,057,640
                                           ------------
                                              5,151,520
                                           ------------
FINANCIAL SERVICES -- 3.1%
  Scotland International
    Bank
    8.85%.......... 11/01/06        3,000     3,423,750
                                           ------------
FINANCIAL -- 4.5%
  First Union Corp.
    6.55%.......... 10/15/05        5,000     4,993,750
                                           ------------
INSURANCE -- 0.9%
  CNA Financial Corp.
    8.875%......... 03/01/98        1,000     1,036,250
                                           ------------
POLLUTION CONTROL -- 1.8%
  WMX Technologies, Inc.
    6.375%......... 12/01/03        2,000     2,002,500
                                           ------------
RETAIL MERCHANDISING -- 2.5%
  Wal-Mart Stores, Inc.
    8.625%......... 04/01/01        2,500     2,737,500
                                           ------------
UTILITIES -- ELECTRIC -- 2.8%
  Florida Power and Light
    6.625%......... 02/01/03        3,000     3,052,500
                                           ------------
  TOTAL CORPORATE BONDS.....
   (Cost $25,504,088)                        26,199,645
                                           ------------


                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA FIXED INCOME FUND
(UNAUDITED)

                                  PAR
                    MATURITY     (000)        VALUE
                    --------  -----------  ------------
U.S. TREASURY OBLIGATIONS -- 48.7%
U.S. TREASURY NOTES
    7.00%.......... 07/15/06  $     4,500  $  4,797,765
    6.25%.......... 06/60/98        4,300     4,347,858
    5.625%......... 10/31/97       14,000    14,031,920
    5.125%......... 02/28/98       12,000    11,948,520
    6.375%......... 07/15/99        7,000     7,124,809
    7.75%.......... 02/15/01       11,000    11,796,950
                                           ------------
  TOTAL U.S. TREASURY
   OBLIGATIONS..............                 54,047,822
    (Cost $53,492,924)                     ------------


                                NUMBER
                               OF SHARES      VALUE
                              -----------  ------------
TEMPORARY INVESTMENT -- 3.8%
  Fidelity Domestic Market
   Portfolio................    4,246,450  $  4,246,450
                                           ------------
   (Cost $4,246,450)
TOTAL INVESTMENTS -- 100.0%                $111,035,627
   (Cost $109,045,782*)                    ------------

*     Cost for Federal income tax
      purposes -- $109,054,397.
The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
Gross appreciation........................  $ 1,997,739
Gross depreciation........................      (16,509)
                                            -----------
                                            $ 1,981,230
                                            -----------
      (A) Maturity dates represent weighted average
      lives of the underlying obligations.

                             See Accompanying Notes

[LOGO]   FINANCIAL HIGHLIGHTS

                            ARMADA FIXED INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            FOR THE SIX MONTHS
                                  ENDED
                            NOVEMBER 30, 1996               FOR THE YEAR                 FOR THE YEAR
                               (UNAUDITED)               ENDED MAY 31, 1996           ENDED MAY 31, 1995
                         ------------------------     ------------------------     ------------------------
                         INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL
                         -------------     ------     -------------     ------     -------------     ------
Net asset value,
 beginning of period.....    $  10.30      $10.35        $  10.54       $10.60        $ 10.24        $10.30
                             --------      ------        --------       ------        -------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...         .30         .29             .61          .59            .63           .61
 Net gain/(loss) on
   securities (realized
   and unrealized).......         .26         .27            (.22)        (.23)           .30           .30
                             --------      ------        --------       ------        -------        ------
   Total from investment
    operations...........         .56         .56             .39          .36            .93           .91
                             --------      ------        --------       ------        -------        ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income.....        (.30)       (.29)           (.61)        (.59)          (.63)         (.61)
 Dividends in excess of
   net investment
   income................        (.00)       (.00)           (.00)        (.00)          (.00)         (.00)
 Dividends from net
   realized capital
   gains.................        (.00)       (.00)           (.00)        (.00)          (.00)         (.00)
 Dividends in excess of
   net realized capital
   gains.................        (.00)       (.00)           (.02)        (.02)          (.00)         (.00)
                             --------      ------        --------       ------        -------        ------
   Total distributions...        (.30)       (.29)           (.63)        (.61)          (.63)         (.61)
                             --------      ------        --------       ------        -------        ------
Net asset value, end of
 period..................    $  10.56      $10.62        $  10.30       $10.35        $ 10.54        $10.60
                             ========      ======        ========       ======        =======        ======
TOTAL RETURN.............       11.34%(4)   11.24% (3,4)     3.79%        3.44% (3)      9.55%         9.26%(3)

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
   period (in 000's).....    $108,410      $3,897        $111,240       $6,216        $88,047        $5,527
Ratio of expenses to
 average net assets......         .73%(1,4)  1.00% (2,4)      .80%(1)     1.04% (2)       .85%(1)      1.09%(2)
Ratio of net investment
 income to average net
 assets..................        5.78%(1,4)  5.56% (2,4)     5.78%(1)     5.50% (2)      6.24%(1)      5.95%(2)
Portfolio turnover
 rate....................          89%         89%             45%          45%            42%           42%


                              FOR THE YEAR
                              ENDED MAY 31,                      FOR THE YEAR                 FOR THE YEAR
                                  1994                        ENDED MAY 31, 1993           ENDED MAY 31, 1992
                              -------------                ------------------------     ------------------------
                              INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL     RETAIL
                              -------------     ------     -------------     ------     -------------     ------
Net asset value,
 beginning of period.....        $ 10.93        $10.98        $ 10.60        $10.63        $ 10.15        $10.15
                                 -------        ------        -------        ------        -------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...            .61           .58            .70           .65            .81           .79
 Net gain/(loss) on
   securities (realized
   and unrealized).......           (.59)         (.58)           .46           .48            .45           .45
                                 -------        ------        -------        ------        -------        ------
   Total from investment
    operations...........            .02           .00           1.16          1.13           1.26          1.24
                                 -------        ------        -------        ------        -------        ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income.....           (.61)         (.58)          (.70)         (.65)          (.81)         (.76)
 Dividends in excess of
   net investment
   income................           (.05)         (.05)          (.02)         (.02)          (.00)         (.00)
 Dividends from net
   realized capital
   gains.................           (.03)         (.03)          (.11)         (.11)          (.00)         (.00)
 Dividends in excess of
   net realized capital
   gains.................           (.02)         (.02)          (.00)         (.00)          (.00)         (.00)
                                 -------        ------        -------        ------        -------        ------
   Total distributions...           (.71)         (.68)          (.83)         (.78)          (.81)         (.76)
                                 -------        ------        -------        ------        -------        ------
Net asset value, end of
 period..................        $ 10.24        $10.30        $ 10.93        $10.98        $ 10.60        $10.63
                                 =======        ======        =======        ======        =======        ======
TOTAL RETURN.............           0.00%        (0.23)% (3)    11.32%        11.03% (3)     12.96%        12.64%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
   period (in 000's).....                       $5,480        $95,246        $5,208        $40,414        $1,033
Ratio of expenses to             $95,907
 average net assets......                         1.08%           .32%(1)       .57% (2)       .30%(1)       .55%(2)
Ratio of net investment              .83%
 income to average net
 assets..................                         5.34%          6.46%(1)      6.21% (2)      7.84%(1)      7.57%(2)
Portfolio turnover                  5.59%
 rate....................                           34%            33%           33%            13%           13%
                                      34%

(1)The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the period ended November 30, 1996 would have been .78% and 5.73%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1993 and 1992 would have been .80% and 5.98%, and .85% and 7.29%, respectively.

(2)The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the period ended November 30, 1996 would have been 1.04% and 5.52%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 would have been 1.05% and 5.73%, and 1.10% and 7.02%, respectively.

(3)Total Return excludes sales charge.

(4)Annualized.

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA ENHANCED INCOME FUND
(UNAUDITED)

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
ASSET-BACKED SECURITIES (A) -- 55.3%
   Capita Receivables Trust
   Series 1996-1, Class A4
    6.28%............ 12/11/99  $  3,080   $  3,105,813
  Chase Manhattan Credit Card
   Master Trust Series 1996-4
   Class A
     6.73%........... 05/09/99     3,380      3,446,142
  Discover Card Trust Series
   1991-D, Class A
     8.00%........... 10/10/98     3,200      3,307,639
   Series 1993-B, Class A
     6.75%........... 02/15/00     2,200      2,237,730
  Fingerhut Master Trust
   Series 1996-1, Class A
     6.45%........... 05/13/99     2,500      2,528,023
  First Deposit Master Trust
   Series 1995-2, Class A
     6.05%...........              2,470      2,483,000
  Green Tree Home Improvement Loan Trust
   Series 1995-A, Class A1
     7.00%........... 02/03/97        77         77,474
  NAFCO Auto Trust 3,
     6.50%........... 02/21/98     1,172      1,164,215
  Premier Auto Trust
   Series 1996-4, Class A4
     6.40%........... 08/05/99     3,155      3,190,919
  Residential Asset Security Corp.
   Series 1996-Ks2 Class A2
     7.04%........... 04/14/99       485        492,720
  Small Business Administration Pool
     9.475%.......... 02/07/00       619        676,036
  Standard Credit Card Master Trust
   Series 1995-6, Class B
     6.90%........... 05/31/98     1,595      1,618,147
   Series 1994-1, Class A
     4.65%........... 01/30/97     1,860      1,857,371
  The Money Store Home Equity Trust
   Series 1994-D1, Class A4
     8.75%........... 12/29/99       240        253,917

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
  World Omni Automobile Lease
   Securitization Trust
   Series 1996-A, Class A2
     6.55%........... 01/27/00  $  2,060   $  2,084,185
   Series 1996-B, Class A2
     6.20%........... 05/09/99       750        753,330
   Series 1996-B, Class A3
     6.25%........... 11/08/99     4,510      4,528,673
                                           ------------
TOTAL ASSET-BACKED
  SECURITIES..................               33,805,334
                                           ------------
  (Cost $33,683,845)

MORTGAGE OBLIGATION (A) -- 0.1%
MORTGAGE PASS THROUGH OBLIGATION -- 0.1%
  Federal Home Loan Mortgage Corp.
     7.50%........... 07/17/00        62         63,365
                                           ------------
TOTAL MORTGAGE OBLIGATIONS....
                                                 63,365
                                           ------------
  (Cost $62,073)

CORPORATE BONDS -- 6.0%
DIVERSIFIED -- 0.4%
    General Electric Credit
     6.20%........... 03/15/97       235        235,569
                                           ------------
FOREIGN -- 3.0%
  Hydro Quebec (Euro)
     5.375%.......... 11/15/99     1,850      1,823,730
                                           ------------
TECHNOLOGY -- 2.6%
  CSC Enterprises
     6.50%........... 11/15/01     1,600      1,617,392
                                           ------------
TOTAL CORPORATE
  BONDS.......................                3,676,691
                                           ------------
  (Cost $3,644,620)

U.S. TREASURY OBLIGATIONS -- 37.5%
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  Government Trust Certificate
     8.00%........... 10/06/97       154        154,393
                                           ------------

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA ENHANCED INCOME FUND
(UNAUDITED)

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
TREASURY NOTES -- 37.2%
  U.S. Treasury Notes
     6.50%........... 08/15/97  $  2,000   $  2,015,580
     8.25%........... 07/15/98     5,000      5,208,200
     5.25%........... 07/31/98     7,000      6,970,880
     4.75%........... 10/31/98     6,645      6,548,182
     5.75%........... 10/31/00     2,000      1,998,500
                                           ------------
                                             22,741,342
                                           ------------
TOTAL U.S. TREASURY
  OBLIGATIONS.................               22,895,735
                                           ------------
  (Cost $22,771,135)

                                 NUMBER
                                OF SHARES
                                ---------
TEMPORARY INVESTMENT -- 1.1%
  Fidelity Domestic
   Market
   Portfolio.........            643,610        643,610
                                           ------------
   (Cost $643,610)

TOTAL INVESTMENTS -- 100.0%..............  $ 61,084,735
                                           ============
  (COST $60,805,283*)

* Cost for Federal income tax purposes -- $60,807,719.

The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
  Gross appreciation.....................  $    289,076
  Gross depreciation.....................        (7,188)
                                           ------------
                                           $    281,888
                                           ------------

(A) Maturity dates represent average weighted lives of the underlying obligations.

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

                            ARMADA ENHANCED INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           FOR THE SIX MONTHS ENDED
                                              NOVEMBER 30, 1966           FOR THE YEAR ENDED MAY       FOR THE PERIOD ENDED MAY
                                                 (UNAUDITED)                     31, 1996                      31, 1995
                                          --------------------------     ------------------------     --------------------------
                                          INSTITUTIONAL       RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL(3)   RETAIL(3)
                                          -------------       ------     -------------     ------     --------------     -------
Net asset value, beginning of period..... $ 10.01          $10.02        $ 10.16       $ 10.18       $ 10.00        $10.10
                                          -------          ------        -------       -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................     .28             .28            .58          .56            .51(7)        .43(7)
  Net gain/(loss) on securities (realized
    and unrealized)......................     .10             .10           (.05)        (.05)           .06           .06
                                          -------          ------        -------       -------       -------        ------
    Total from investment operations.....     .38             .38            .53          .51            .57           .49
                                          -------          ------        -------       -------       -------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income...    (.28)           (.28)          (.58)        (.56)          (.41)         (.41)
  Dividends in excess of net investment
    income...............................    (.00)           (.00)          (.10)        (.11)          (.00)         (.00)
                                          -------          ------        -------       -------       -------        ------
    Total distributions..................    (.28)           (.28)          (.68)        (.67)          (.41)         (.41)
                                          -------          ------        -------       -------       -------        ------
Net asset value, end of period........... $ 10.11          $10.12        $ 10.01       $10.02        $ 10.16        $10.18
                                          =======          ======        =======       =======       =======        ======
TOTAL RETURN.............................    7.88%(4)        7.77%(4,5)     5.36%        5.13%(5)       6.54%(4,6)    6.84  (4,5,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)..... $59,768          $2,061        $66,918       $1,718        $60,467        $2,547
Ratio of expenses to average net
  assets.................................    .19%(1,4)       .29%(2,4)       .23%(1)      .33%(2)        .21%(1,4)     .32% (2,4)
Ratio of net investment income to average
  net assets.............................   5.63%(1,4)      5.50%(2,4)      5.72%(1)     5.55%(2)       5.70%(1,4)    5.89% (2,4)
Portfolio turnover rate..................    150%            150%            98%           98%            36%           36%

---------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Institutional class for the period ended November 30, 1996 would have been .64% and 5.18%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Retail class for the period ended November 30, 1996 would have been .74% and 5.05%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
U.S. GOVERNMENT OBLIGATIONS (A) -- 99.5%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 95.4%
  Pool# 354106
   7.50%.............. 09/11/05  $       62  $       62,858
  Pool# 130626
   11.50%............. 04/19/00          44          50,285
  Pool# 132700
   9.50%.............. 09/26/01          23          24,857
  Pool# 136667
   11.50%............. 05/18/00          38          43,519
  Pool# 146462
   11.50%............. 04/22/00          18          20,328
  Pool# 146730
   9.50%.............. 07/15/01           8           9,031
  Pool# 147994
   9.50%.............. 12/01/01          18          19,066
  Pool# 148306
   9.50%.............. 03/15/16          55          59,868
  Pool# 151592
   9.50%.............. 12/01/01           8           8,190
  Pool# 157464
   9.50%.............. 11/05/01          18          19,009
  Pool# 161840
   9.50%.............. 12/01/01          31          33,476
  Pool# 162081
   9.50%.............. 12/12/01           4           4,624
  Pool# 162246
   9.00%.............. 05/18/02          53          55,900
  Pool# 166292
   9.50%.............. 12/05/01         114         123,849
  Pool# 167122
   9.50%.............. 11/16/01          19          20,165
  Pool# 170994
   9.50%.............. 03/17/02           7           7,236
  Pool# 177316
   9.50%.............. 11/27/01         114         123,746
  Pool# 182075
   9.50%.............. 12/19/01          16          16,887
  Pool# 183426
   8.50%.............. 12/12/02         103         107,400
  Pool# 188584
   9.50%.............. 12/26/01          17          18,188
  Pool# 192396
   9.50%.............. 01/03/02           8           8,697

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 197478
   9.50%.............. 12/30/01  $       17  $       18,028
  Pool# 1996459
   8.00%.............. 08/21/03          45          46,050
  Pool# 200669
   8.50%.............. 02/27/03         153         159,459
  Pool# 200947
   9.50%.............. 02/01/02          24          25,972
  Pool# 201773
   9.50%.............. 12/19/01         121         131,808
  Pool# 202671
   8.00%.............. 09/15/03          29          30,422
  Pool# 202955
   8.50%.............. 03/20/03         174         181,613
  Pool# 203154
   8.50%.............. 01/25/03         102         106,080
  Pool# 2045245
   9.50%.............. 01/28/02           3           3,174
  Pool# 206979
   8.50%.............. 03/13/03          95          99,183
  Pool# 208540
   8.00%.............. 08/13/03         101         104,037
  Pool# 208850
   9.50%.............. 12/23/01          15          16,351
  Pool# 209632
   9.00%.............. 08/28/02         137         145,321
  Pool# 209664
   9.50%.............. 01/21/02          22          23,814
  Pool# 210824
   9.50%.............. 02/01/02           9          10,212
  Pool# 210849
   9.50%.............. 10/18/01          17          18,170
  Pool# 212289
   9.50%.............. 01/25/02          15          16,085
  Pool# 212306
   8.50%.............. 03/02/03         116         121,511
  Pool# 213458
   8.00%.............. 09/12/03          96          98,713
  Pool# 216632
   8.50%.............. 03/20/03          85          89,176
  Pool# 217772
   9.50%.............. 02/01/02          24          26,069
  Pool# 218738
   9.50%.............. 01/17/02           3           3,061

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 220950
   9.00%.............. 07/08/02  $      446  $      473,510
  Pool# 223372
   9.50%.............. 02/19/02           7           7,933
  Pool# 223598
   9.50%.............. 03/20/02          30          32,317
  Pool# 225436
   9.50%.............. 01/28/02          30          33,017
  Pool# 225781
   9.50%.............. 02/27/02          32          34,397
  Pool# 228388
   9.50%.............. 03/17/02          31          33,517
  Pool# 228869
   8.50%.............. 01/10/03       1,437       1,502,037
  Pool# 231765
   9.50%.............. 02/01/02          29          31,940
  Pool# 231935
   9.00%.............. 12/30/01          58          62,564
  Pool# 232551
   9.50%.............. 07/04/02         270         286,832
  Pool# 233836
   9.50%.............. 02/08/02          27          29,760
  Pool# 234251
   9.50%.............. 02/01/02         133         144,591
  Pool# 234682
   9.50%.............. 01/25/02          43          46,473
  Pool# 236745
   9.50%.............. 10/04/01          11          12,393
  Pool# 237977
   9.50%.............. 11/09/01          13          13,815
  Pool# 248132
   8.50%.............. 11/09/03         389         406,129
  Pool# 248356
   9.50%.............. 06/15/18          15          16,679
  Pool# 248622
   9.50%.............. 02/27/02          24          26,336
  Pool# 252287
   9.50%.............. 03/02/02          10          11,231
  Pool# 254406
   9.50%.............. 02/16/02          14          15,658
  Pool# 258985
   9.50%.............. 02/16/02           9           9,233
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 259514
   9.50%.............. 03/20/02  $       14  $       15,626
  Pool# 259732
   9.50%.............. 02/27/02          14          15,595
  Pool# 262836
   9.50%.............. 03/17/02          34          37,237
  Pool# 264384
   9.50%.............. 03/17/02          15          16,249
  Pool# 266484
   7.00%.............. 04/10/06          98          97,342
  Pool# 266878
   7.50%.............. 09/18/05         502         509,525
  Pool# 267508
   9.50%.............. 04/04/02           7           7,624
  Pool# 268081
   9.50%.............. 01/03/02           9           9,521
  Pool# 270372
   9.50%.............. 02/05/02          20          21,402
  Pool# 271374
   9.50%.............. 03/24/02           6           6,753
  Pool# 276687
   9.50%.............. 02/27/02          14          15,142
  Pool# 279423
   9.50%.............. 03/20/02          20          21,615
  Pool# 280875
   9.50%.............. 04/08/02          20          21,911
  Pool# 284353
   9.50%.............. 05/07/02         208         225,911
  Pool# 285473
   9.50%.............. 03/28/02          11          12,012
  Pool# 289354
   9.00%.............. 01/10/03         228         241,580
  Pool# 289377
   9.50%.............. 05/07/02          32          34,575
  Pool# 290279
   9.50%.............. 05/14/02         146         158,020
  Pool# 290698
   9.50%.............. 04/19/02          15          16,327
  Pool# 293264
   9.50%.............. 05/11/02          44          48,026
  Pool# 293399
   9.50%.............. 04/26/02          64          69,714
  Pool# 298330
   9.50%.............. 05/03/02          35          38,477

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 299246
   9.50%.............. 05/14/02  $       93  $      100,397
  Pool# 300698
   9.00%.............. 12/16/02         447         473,983
  Pool# 301286
   8.50%.............. 11/02/03         389         406,902
  Pool# 302597
   8.50%.............. 09/26/03          36          37,699
  Pool# 303772
   8.50%.............. 12/12/03         301         314,882
  Pool# 305294
   8.50%.............. 11/16/03          67          70,079
  Pool# 308911
   9.50%.............. 05/03/02         373         405,062
  Pool# 310780
   8.50%.............. 01/06/04         276         288,871
  Pool# 312896
   8.50%.............. 12/08/03          82          85,534
  Pool# 312919
   8.50%.............. 2/16/03          388         405,912
  Pool# 313891
   8.50%.............. 01/06/04         347         363,096
  Pool# 314292
   8.50%.............. 06/23/03         251         262,385
  Pool# 315965
   8.50%.............. 02/01/04         222         231,904
  Pool# 316989
   8.50%.............. 11/09/03         120         125,068
  Pool# 317586
   8.50%.............. 01/06/04         383         400,587
  Pool# 317593
   8.50%.............. 11/27/03         342         357,415
  Pool# 317777
   8.50%.............. 11/27/03         183         191,734
  Pool# 320229
   7.50%.............. 07/07/05         414         419,883
  Pool# 323079
   8.50%.............. 12/30/03         280         292,524
  Pool# 325411
   7.00%.............. 01/20/06          24          23,589
  Pool# 325994
   8.50%.............. 01/21/04         178         185,979
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 32767
   9.00%.............. 11/15/24  $    3,692  $    3,931,028
  Pool# 327085
   7.50%.............. 06/19/05          46          46,949
  Pool# 330280
   7.00%.............. 04/03/06         138         137,272
  Pool# 331837
   7.00%.............. 02/22/06         310         308,086
  Pool# 333163
   8.50%.............. 01/06/04         356         371,712
  Pool# 333188
   8.50%.............. 12/16/03         265         277,117
  Pool# 333977
   7.50%.............. 08/16/05         105         106,896
  Pool# 334116
   7.50%.............. 08/09/05         357         362,333
  Pool# 336541
   7.50%.............. 09/11/05         224         227,027
  Pool# 337353
   7.00%.............. 01/31/06          28          27,612
  Pool# 337540
   7.00%.............. 02/17/06       1,343       1,336,389
  Pool# 338766
   7.50%.............. 07/29/05         354         359,044
  Pool# 338845
   7.00%.............. 02/15/06         433         431,196
  Pool# 340307
   7.50%.............. 07/29/05         355         359,934
  Pool# 340792
   7.50%.............. 08/31/05          32          32,607
  Pool# 344011
   8.00%.............. 10/28/04          17          17,524
  Pool# 345892
   7.00%.............. 04/25/06          91          90,942
  Pool# 348356
   7.50%.............. 08/01/06         273         277,106
  Pool# 351215
   8.50%.............. 03/01/04         273         284,974
  Pool# 352047
   7.00%.............. 04/25/06         886         881,984
  Pool# 352108
   7.00%.............. 04/10/06         430         427,634
  Pool# 352143
   7.50%.............. 08/31/05          33          33,447

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 352144
   7.50%.............. 08/23/05  $      428  $      434,663
  Pool# 352189
   7.50%.............. 09/25/05          29          29,434
  Pool# 352190
   7.00%.............. 03/16/06          34          33,377
  Pool# 353023
   7.50%.............. 12/11/05         353         358,800
  Pool# 353162
   7.00%.............. 04/10/06         353         350,877
  Pool# 355806
   7.00%.............. 03/08/06         758         754,171
  Pool# 356016
   7.00%.............. 03/16/06         420         418,317
  Pool# 357235
   7.50%.............. 10/21/05         770         781,403
  Pool# 357338
   7.00%.............. 04/18/06          58          58,090
  Pool# 357351
   7.00%.............. 05/02/06          79          78,551
  Pool# 357841
   7.00%.............. 04/10/06         301         299,248
  Pool# 358074
   7.00%.............. 04/10/06         283         281,766
  Pool# 358251
   7.00%.............. 04/03/06         446         443,481
  Pool# 358308
   7.50%.............. 10/06/05         359         364,258
  Pool# 358845
   7.50%.............. 09/11/05         215         218,596
  Pool# 359600
   7.50%.............. 09/29/05          85          86,532
  Pool# 359897
   7.00%.............. 04/03/06         200         199,064
  Pool# 36087
   9.50%.............. 11/02/00          34          37,056
  Pool# 362039
   7.00%.............. 05/24/06         100          99,704
  Pool# 362141
   8.00%.............. 11/15/23       4,914       5,069,543
  Pool# 362619
   7.50%.............. 08/23/05         452         458,961
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 363566
   7.00%.............. 05/10/06  $       75  $       74,652
  Pool# 364258
   7.50%.............. 07/29/05         343         348,256
  Pool# 366037
   7.00%.............. 05/24/06          52          51,955
  Pool# 366357
   7.00%.............. 04/25/06         807         802,566
  Pool# 368918
   7.00%.............. 05/06/06          32          32,064
  Pool# 369696
   7.50%.............. 09/29/05         338         342,614
  Pool# 369707
   7.00%.............. 04/18/06          54          53,251
  Pool# 370019
   7.50%.............. 07/29/05         208         211,346
  Pool# 371816
   7.50%.............. 12/15/05         170         172,223
  Pool# 371844
   7.00%.............. 07/11/06         595         592,038
  Pool# 373227
   7.00%.............. 05/10/06          23          22,770
  Pool# 374837
   7.00%.............. 03/08/06         123         122,848
  Pool# 374876
   7.50%.............. 08/31/05         385         390,895
  Pool# 375857
   7.00%.............. 05/10/06         458         455,524
  Pool# 377922
   7.00%.............. 03/16/06         418         415,476
  Pool# 377942
   7.00%.............. 03/01/06         195         194,270
  Pool# 378661
   7.00%.............. 04/25/06          20          19,509
  Pool# 384077
   8.00%.............. 10/21/04         701         723,068
  Pool# 384540
   7.00%.............. 05/06/06         434         431,641
  Pool# 385608
   7.00%.............. 06/26/06          40          39,498
  Pool# 385654
   8.00%.............. 12/29/04         936         965,826
  Pool# 388144
   7.00%.............. 06/26/06         921         916,470

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 388741
   7.50%.............. 11/26/05  $      349  $      353,782
  Pool# 395142
   7.00%.............. 03/01/07         449         447,142
  Pool# 402183
   7.00%.............. 08/20/07         996         991,426
  Pool# 405267
   7.00%.............. 08/05/07         997         991,793
  Pool# 406421
   7.00%.............. 02/22/07          44          43,729
  Pool# 407922
   7.00%.............. 09/11/07         997         991,703
  Pool# 408674
   7.00%.............. 02/26/07         748         744,270
  Pool# 410588
   7.00%.............. 09/11/07         996         991,298
  Pool# 412235
   7.00%.............. 08/05/07         719         715,866
  Pool# 412760
   8.75%.............. 09/19/02         986       1,038,324
  Pool# 416211
   7.00%.............. 08/12/07         997         991,618
  Pool# 419305
   7.00%.............. 07/01/02       1,916       1,942,030
  Pool# 422585
   7.00%.............. 05/28/07         142         141,215
  Pool# 422720
   7.00%.............. 08/12/07         508         505,148
  Pool# 425771
   7.00%.............. 10/06/07         268         266,700
  Pool# 432663
   7.00%.............. 09/03/07         498         495,838
  Pool# 433050
   7.00%.............. 09/22/07         997         991,563
  Pool# 59129
   11.50%............. 03/09/00          16          18,003
  Pool# 59786
   11.50%............. 03/06/00          31          35,554
  Pool# 60456
   11.50%............. 01/15/00          34          38,017
  Pool# 60543
   11.50%............. 03/28/00          28          32,196
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 608
   9.00%.............. 05/29/02  $    1,855  $    1,954,619
  Pool# 61230
   11.50%............. 03/24/00          17          19,541
  Pool# 61730
   11.50%............. 04/08/00          17          19,343
  Pool# 61733
   11.50%............. 04/04/00          24          26,815
  Pool# 63551
   11.50%............. 03/28/00          24          26,963
  Pool# 66093
   11.50%............. 12/06/99           8           9,497
  Pool# 69510
   11.50%............. 03/24/00          16          18,392
  Pool# 70538
   11.50%............. 03/17/00          25          28,523
  Pool# 71263
   11.50%............. 04/11/00          23          25,827
  Pool# 780048
   8.50%.............. 01/17/03         523         548,975
  Pool# 90038
   10.00%............. 09/14/04          22          23,628
  Pool# 90069
   9.00%.............. 01/26/99          98         103,881
  Pool# 90172
   9.50%.............. 03/02/00          53          56,869
  Pool# 90193
   9.50%.............. 04/11/01          24          26,230
  Pool# 90208
   9.50%.............. 03/02/00           6           6,313
  Pool# 90223
   9.00%.............. 11/21/99          71          74,446
  Pool# 90250
   9.00%.............. 09/09/99         146         153,929
  Pool# 90332
   9.00%.............. 11/25/98          73          76,876
  Pool# 90334
   9.50%.............. 03/02/00         108         117,085
  Pool# 90337
   9.00%.............. 11/05/03         102         108,091
  Pool# 90401
   9.50%.............. 03/06/00         169         182,401
  Pool# 90413
   10.00%............. 09/07/04          48          52,847

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA GNMA FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 905259
   11.25%............. 06/13/97  $       36  $       39,704
  Pool# 905646
   11.25%............. 05/01/09          51          56,039
  Pool# 905680
   11.25%............. 10/16/08           6           6,607
  Pool# 905738
   11.25%............. 05/01/09          34          37,075
  Pool# 905999
   11.25%............. 05/01/09          37          40,535
  Pool# 90626
   9.00%.............. 03/07/99         117         122,921
  Pool# 90727
   10.00%............. 10/07/03           6           6,046
  Pool# 90923
   9.00%.............. 07/04/00         204         215,270
  Pool# 91020
   10.00%............. 05/30/99          10          10,651
  Pool# 91080
   10.00%............. 03/09/00          89          97,470
  Pool# 91434
   10.00%............. 03/09/00          51          55,872
  Pool# 9223
   10.25%............. 11/14/09          30          32,790
  Pool# 92338
   9.50%.............. 03/13/00           6           6,354
  Pool# 9306
   10.25%............. 07/23/03         120         130,330
  Pool# 93064
   10.00%............. 05/12/99          92         100,668
  Pool# 9342
   10.25%............. 09/13/11         108         117,025
  Poll# 210565
   8.00%.............. 04/30/03          16          16,743
  Pool #90470
   9.50%.............. 01/01/02         295         318,617
  Pool# 348778
   7.50%.............. 04/15/23         474         481,028
  Pool# 351910
   7.00%.............. 02/15/24          19          19,401
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 5147
   7.25%.............. 01/22/00  $      197  $      198,430
  Pool# 352724
   7.50%.............. 09/11/05         186         188,476
                                               ------------
                                                 59,915,342
                                               ------------
  FEDERAL HOME LOAN MORTGAGE CORP. -- 4.1%
  Pool# D35743
   7.00%.............. 02/15/05         380         378,465
  Pool# D50927
   7.00%.............. 02/26/05         197         196,387
  Pool# D63132
   7.00%.............. 01/27/06         486         483,680
  Pool# D66557
   7.00%.............. 04/14/06         163         162,146
  Pool# E61857
   7.00%.............. 01/28/02       1,012       1,021,894
  Pool# D61873
   7.00%.............. 11/04/05         321         319,456
                                               ------------
                                                  2,562,028
                                               ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS........
                                                 62,477,370
                                               ------------
  (Cost $61,554,761)

                                   NUMBER
                                 OF SHARES
                                 ----------
TEMPORARY INVESTMENT -- 0.5%
  Goldman Financial Square
  Government Fund..............     323,434  $      323,434
                                             --------------
   (Cost $323,434)
TOTAL INVESTMENTS -- 100.0%                  $   62,800,804
                                             --------------
   (Cost $61,878,195*)

*Also cost for Federal income tax purposes.

The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
  Gross appreciation.......................  $      987,088
  Gross depreciation.......................         (64,479)
                                             --------------
                                             $      922,609
                                             --------------

(A) Maturity dates represent average weighted lives of the underlying obligations.

                             See Accompanying Notes

[LOGO]   FINANCIAL HIGHLIGHTS

                            ARMADA GNMA FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               FOR THE SIX MONTHS ENDED
                                                 NOVEMBER 30, 1996(9)       FOR THE PERIOD     FOR THE YEAR     FOR THE PERIOD
                                                     (UNAUDITED)                ENDED             ENDED             ENDED
                                               ------------------------        MAY 31,          APRIL 30,         APRIL 30,
                                               INSTITUTIONAL     RETAIL(5)     1996(8)             1996            1995(4)
                                               -------------     ------     --------------     ------------     --------------
Net asset value, beginning of period........      $ 10.03        $10.02        $  10.12          $  10.16          $  10.00
                                                  -------        ------        --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................          .33           .14             .05               .66               .48
  Net gain/(loss) on securities (realized
    and unrealized).........................          .32           .33            (.09)              .14               .16
                                                  -------        ------        --------          --------          --------
      Total from investment operations......          .65           .37            (.04)              .80               .64
                                                  -------        ------        --------          --------          --------
LESS DISTRIBUTIONS
  Dividends from net investment income......         (.33)         (.14)           (.05)             (.66)             (.48)
  Dividends in excess of net investment
    income..................................         (.00)(7)      (.00)           (.00)             (.00)             (.00)
  Dividends from net realized capital
    gains...................................         (.00)         (.00)           (.00)             (.18)             (.00)
                                                  -------        ------        --------          --------          --------
      Total distributions...................         (.33)         (.14)           (.05)             (.84)             (.48)
                                                  -------        ------        --------          --------          --------
Net asset value, end of period..............      $ 10.35        $10.35        $  10.03          $  10.12          $  10.16
                                                  =======        ======        ========          ========          ========
TOTAL RETURN................................        13.61%(2)     13.48%(2,6)     (0.35)%(3,6)       7.97%(6)          6.61%(3,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)........      $62,476        $  124        $ 60,532          $ 62,161          $ 42,212
Ratio of expenses to average net assets.....          .86%(1,2)    1.12%(2)         .85%(1,2)         .85%(1,2)         .85%(1,2)
Ratio of net investment income to average
  net assets................................         6.52%(1,2)    6.19%(2)        6.33%(1,2)        6.30%(1,2)        6.68%(1,2)
Portfolio turnover rate.....................           32%           32%              1%              149%              226%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for the Institutional class and the Predecessor Fund for the periods ended November 30, 1996 and May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.15% and 6.23%, 1.28% and 5.90%, 1.29% and 5.86%, and 1.40% and 6.13%, respectively.

(2) Annualized.

(3) Not annualized.

(4) Predecessor Fund commenced operations on August 10, 1994.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

(7) Amount rounds to less than $.01

(8) As the Predecessor Fund changed its fiscal year end from April 30 to May 31, the results of the operations of the Predecessor Fund from May 1, 1996 to May 31, 1996 are presented here.

(9) Activity for the six months ended November 30, 1996 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA INTERMEDIATE GOVERNMENT FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
AGENCY OBLIGATION -- 3.3%
Federal National
  Mortgage Association
  5.39%............... 02/05/97  $    3,000  $    2,984,130
                                               ------------
    TOTAL AGENCY OBLIGATIONS                      2,984,130
                                               ------------
   (Cost $2,957,715)
U.S. GOVERNMENT OBLIGATIONS (A) -- 47.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 23.1%
  Pool# C80157
   7.00%.............. 03/07/08       1,168       1,161,692
  Pool# C80327
   7.00%.............. 12/15/05         695         691,927
  Pool# C80343
   7.00%.............. 01/05/06       1,677       1,668,467
  Pool# D61803
   7.00%.............. 10/17/05       1,195       1,189,243
  Pool# D63301
   7.00%.............. 01/02/06         920         915,408
  Pool# D63486
   7.00%.............. 01/05/06         200         198,668
  Pool# D63609
   7.00%.............. 01/05/06         963         957,933
  Pool# D64290
   7.00%.............. 12/13/05         673         669,727
  Pool# D64441
   7.00%.............. 01/27/06       1,251       1,244,704
  Pool# E20204
   6.50%.............. 06/12/02         925         918,764
  Pool# E20206
   7.50%.............. 06/01/00         344         352,199
  Pool# E60894
   7.50%.............. 07/01/01          74          76,050
  Pool# E61277
   7.50%.............. 08/21/01         217         221,777
  Pool# E64179
   7.50%.............. 01/10/02         754         771,741
  Pool# E64198
   7.50%.............. 11/24/01         254         259,639
  Pool# E64229
   7.50%.............. 02/01/02          28          28,186
  Pool# E64248
   7.50%.............. 01/25/02       1,213       1,241,378

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# M14983
   7.50%.............. 04/23/97  $        6  $        6,332
  Pool# 141138
   7.50%.............. 09/06/09         666         675,257
  Pool# 219329
   9.25%.............. 01/26/99         120         126,056
  Pool# 280417
   8.50%.............. 08/21/00          16          16,375
  Pool# 294315
   8.50%.............. 04/26/03          25          26,377
  Pool# 450074
   8.50%.............. 04/24/10         181         189,098
  Series 1038, Class F
   9.00%.............. 04/02/98          66          67,459
  Series 1141, Class F
   8.50%.............. 12/31/98       1,728       1,774,372
  Series 1400, Class A
   6.25%.............. 12/31/99         326         327,731
  Series 1587, Class Ez
   5.75%.............. 10/01/99       2,387       2,291,563
  Series 1606, Series Ea
   5.75%.............. 11/21/99         300         297,261
  Series 1612, Class Pd
   5.75%.............. 09/20/99         500         495,606
  Series 1635, Class D
   5.20%.............. 06/17/98         500         493,801
  Series 1673, Class B
   4.95%.............. 08/03/97         100          99,415
  Series 1679, Class A
   5.25%.............. 09/02/98         612         603,925
  Series 23, Class PC
   4.75%.............. 05/04/97         382         379,052
  Series 78, Class D
   8.70%.............. 05/15/98         405         414,843
                                               ------------
                                                 20,852,026
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
  Pool# 210452
   9.50%.............. 01/25/02         184         198,638
  Pool# 250007
   6.50%.............. 07/23/03         415         403,211
  Pool# 31592
   7.50%.............. 02/28/00         224         226,994
  Pool# 77831
   7.50%.............. 02/06/00         250         253,608

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA INTERMEDIATE GOVERNMENT FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Series G92-1, Class C
   8.25%.............. 08/14/97  $       74  $       74,791
  Series G92-48, Class H
   7.50%.............. 05/18/03       1,000       1,033,748
  Series 1991-66,
    Class H
   8.125%............. 03/07/98       1,086       1,100,891
  Series 1992-170,
    Class G
   6.75%.............. 11/10/99         500         497,708
  Series 1993-29,
    Class Pe
   6.00%.............. 03/07/99         500         497,459
  Series 1994-65,
    Class Pd
   6.50%.............. 10/19/98         945         950,512
  Series 1994-72,
    Class e
   6.00%.............. 04/19/00         400         398,361
                                               ------------
                                                  5,635,921
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 18.4%
  Pool #362141
   8.00%.............. 11/15/23       2,605       2,686,857
  Pool# 1388
   9.00%.............. 10/07/02         510         537,500
  Pool# 164759
   9.00%.............. 07/15/02          93          99,027
  Pool# 164775
   9.50%.............. 03/24/02         296         320,749
  Pool# 170814
   9.00%.............. 07/04/02         186         197,049
  Pool# 174837
   9.00%.............. 06/20/02         144         153,022
  Pool# 183976
   7.50%.............. 08/05/05         142         144,334
  Pool# 190295
   9.00%.............. 07/15/02         526         558,435
  Pool# 208541
   9.00%.............. 08/06/02         292         309,841
  Pool# 211630
   8.00%.............. 08/21/03         257         265,189

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
  Pool# 212415
   8.00%.............. 10/14/03  $      170  $      175,401
  Pool# 213252
   9.00%.............. 07/15/02         221         234,678
  Pool# 214178
   8.00%.............. 09/12/03         354         365,317
  Pool# 303442
   8.50%.............. 11/24/03          78          81,207
  Pool# 304732
   7.50%.............. 07/22/05       1,251       1,270,106
  Pool# 310780
   8.50%.............. 01/06/04          36          37,774
  Pool# 314586
   8.50%.............. 11/16/03         519         542,695
   8.50%.............. 12/12/03         399         416,455
  Pool# 319999
   8.50%.............. 11/09/03         282         294,169
  Pool# 321563
   8.50%.............. 01/14/04         139         145,312
  Pool# 321786
   8.50%.............. 01/21/04         389         407,013
  Pool# 325399
   7.50%.............. 07/22/05          22          22,410
  Pool# 328142
   8.00%.............. 09/22/04          29          30,410
  Pool# 331869
   7.50%.............. 08/09/04         530         538,243
  Pool# 332285
   8.50%.............. 12/08/03         346         361,736
  Pool# 334669
   7.50%.............. 10/13/05         357         362,826
  Pool# 337049
   7.50%.............. 09/03/05         712         722,940
  Pool# 337062
   7.50%.............. 09/18/05         437         444,050
  Pool# 348665
   7.50%.............. 08/16/05         426         432,010
  Pool# 353996
   7.50%.............. 08/16/05         113         114,857
  Pool# 363672
   7.00%.............. 04/18/06         323         320,896
  Pool# 36473
   8.50%.............. 12/26/03         203         212,452

                             See Accompanying Notes

[LOGO]   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996           ARMADA INTERMEDIATE GOVERNMENT FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool# 369164
   7.00%.............. 05/17/06  $      497  $      494,511
  Pool# 371437
   7.00%.............. 01/13/06         281         280,035
  Pool# 376350
   7.00%.............. 05/02/06         349         347,433
  Pool# 378507
   8.00%.............. 12/04/04         839         865,685
  Pool# 417129
   7.00%.............. 03/05/07         251         249,656
  Pool# 418003
   7.00%.............. 03/12/07         247         245,666
  Pool# 420502
   7.00%.............. 06/04/07         486         483,518
  Pool# 780153
   9.00%.............. 06/23/02         163         175,787
  Pool# 90030
   9.50%.............. 01/28/04          60          65,120
  Pool# 90066
   9.50%.............. 04/25/04          33          35,212
  Pool# 90089
   9.50%.............. 06/11/04          10          10,674
  Pool# 90129
   9.50%.............. 07/16/99          54          57,855
  Pool# 90956
   9.50%.............. 06/09/03          69          74,860
  Pool# 9244
   8.25%.............. 03/29/99         149         152,773
  Pool# 9279
   8.25%.............. 07/20/17         262         268,257
                                               ------------
                                                 16,612,002
                                               ------------
    TOTAL U.S. GOVERNMENT OBLIGATIONS......
                                                 43,099,949
                                               ------------
      (Cost $42,681,831)
ASSET-BACKED SECURITIES (A) -- 4.5%
Greentree Financial Corporation Series
1995-8, Class A4
   6.60%.............. 12/15/26       4,000       4,061,056
                                               ------------
   (Cost $3,946,566)
                                    PAR
                       MATURITY    (000)         VALUE
                       --------  ----------  --------------
PRIVATE LABEL MORTGAGE-BACKED SECURITIES (A) -- 7.1%
Residential Asset Securitization Trust
Series 1996-A6, Class A5
   7.625%............. 02/01/02  $    3,000  $    3,062,760
Structured Asset Sales Inc. Series
1994-5, Class AM
   7.00%.............. 07/25/24       3,409       3,379,939
                                               ------------
TOTAL PRIVATE LABEL MORTGAGE-BACKED
  SECURITIES...............................       6,442,699
                                               ------------
  (Cost $6,288,925)
U.S. TREASURY OBLIGATIONS -- 35.9%
U.S. TREASURY BONDS -- 12.4%
   10.75%............. 02/15/03       9,000      11,227,769
                                               ------------
U.S. TREASURY NOTES -- 23.5%
   8.875%............. 11/15/97       5,600       5,777,016
   5.375%............. 11/30/97       7,250       7,246,809
   7.00%.............. 04/15/99       8,000       8,239,199
                                               ------------
                                                 21,263,024
                                               ------------
    TOTAL U.S. TREASURY OBLIGATIONS........
                                                 32,490,793
      (Cost $32,274,953)                       ------------

                                   NUMBER
                                 OF SHARES
                                 ----------
TEMPORARY INVESTMENT -- 1.5%
Goldman Sachs Financial Square
  Government Fund                 1,325,918       1,325,918
                                             --------------
   (Cost $1,325,918)
TOTAL INVESTMENTS -- 100.0%                  $   90,404,545
                                              =============
   (Cost $89,475,908*)

*Also cost for Federal income tax purposes.

The gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

  Gross appreciation........................  $992,034
  Gross depreciation........................   (63,397)
                                              --------
                                              $928,637
                                              --------

(A) Maturity dates represent weighted average lives of the underlying obligations.

                             See Accompanying Notes

[LOGO]   FINANCIAL HIGHLIGHTS

                            ARMADA INTERMEDIATE GOVERNMENT FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               FOR THE SIX MONTHS ENDED
                                                 NOVEMBER 30, 1996(8)       FOR THE PERIOD     FOR THE YEAR     FOR THE PERIOD
                                                     (UNAUDITED)                ENDED             ENDED             ENDED
                                               ------------------------        MAY 31,          APRIL 30,         APRIL 30,
                                               INSTITUTIONAL     RETAIL(5)     1996(7)             1996            1995(4)
                                               -------------     ------     --------------     ------------     --------------
Net asset value, beginning of period........      $  9.97        $ 9.97        $  10.04          $  10.02          $  10.00
                                                  -------        ------        --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................          .29           .12             .05               .64               .44
  Net gain/(loss) on securities (realized
    and unrealized).........................          .26           .26            (.07)              .07               .02
                                                  -------        ------        --------          --------          --------
      Total from investment operations......          .55           .38            (.02)              .71               .46
LESS DISTRIBUTIONS
  Dividends from net investment income......         (.29)         (.12)           (.05)             (.64)             (.44)
  Dividends from net realized capital
    gains...................................         (.00)         (.00)           (.00)             (.05)             (.00)
                                                  -------        ------        --------          --------          --------
      Total distributions...................         (.29)         (.12)           (.05)             (.69)             (.44)
                                                  -------        ------        --------          --------          --------
Net asset value, end of period..............      $ 10.23        $10.23        $   9.97          $  10.04          $  10.02
                                                  =======        ======        ========          ========          ========
TOTAL RETURN................................        11.48%(2)     11.37%(2,6)     (0.19)%(3,6)       7.09%(6)          4.75%(3,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)........      $90,502        $   23        $ 88,829          $ 89,901          $ 53,316
Ratio of expenses to average net assets.....          .84%(1,2)    1.07%(2)         .85%(1,2)         .85%(1,2)         .85%(1,2)
Ratio of net investment income
  to average net assets.....................         5.77%(1,2)    5.46%(2)        5.88%(1,2)        6.20%(1,2)        6.17%(1,2)
Portfolio turnover rate.....................           36%           36%              2%               94%              172%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for the Institutional class and the Predecessor Fund for the periods ended November 30, 1996 and May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.09% and 5.52%, 1.25% and 5.48%, 1.25% and 5.80%, and 1.33% and 5.69%, respectively.

(2) Annualized.

(3) Not annualized.

(4) Predecessor Fund commenced operations on August 10, 1994.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

(7) As the Predecessor Fund changed its fiscal year end from April 30 to May 31, the results of the operations of the Predecessor Fund from May 1, 1996 to May 31, 1996 are presented here.

(8) Activity for the six months ended November 30, 1996 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

[LOGO]   FINANCIAL STATEMENTS

                            STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(UNAUDITED)

                                               TOTAL RETURN                       ENHANCED                       INTERMEDIATE
                                                ADVANTAGE       FIXED INCOME       INCOME           GNMA          GOVERNMENT
                                                   FUND             FUND            FUND            FUND             FUND
                                               ------------     ------------     -----------     -----------     ------------
ASSETS
Investments at value (Cost $273,662,686,
  $109,045,782, $60,805,283, $61,878,195,
  and $89,475,908, respectively)............   $278,986,995     $111,035,627     $61,084,735     $62,800,804     $90,404,545
Interest and dividends receivable...........      2,767,124        1,639,335         657,437         409,991         962,255
Receivable for Fund shares sold.............        300,521          342,741         209,163          60,481          80,470
Receivable for investments sold.............      2,051,826        4,385,273              --              --              --
Prepaid expenses............................         16,035            3,558          16,549          18,104          17,440
                                               ------------     ------------     -----------     -----------     -----------
TOTAL ASSETS................................    284,122,501      117,406,534      61,967,884      63,289,380      91,464,710
                                               ------------     ------------     -----------     -----------     -----------
LIABILITIES
Dividends Payable -- Institutional class....        599,446          512,543         111,917         336,674         428,687
Dividends Payable -- Retail class...........             28           17,676               9              77              --
Payable for Fund shares redeemed............        747,694           18,719              --         255,625         378,615
Payable for investments purchased...........      2,025,941        4,456,927              --              --              --
Accrued expenses............................         77,089           93,292          27,090          97,078         132,783
                                               ------------     ------------     -----------     -----------     -----------
TOTAL LIABILITIES...........................      3,450,198        5,099,157         139,016         689,454         940,085
                                               ------------     ------------     -----------     -----------     -----------
NET ASSETS..................................   $280,672,303     $112,307,377     $61,828,868     $62,599,926     $90,524,625
                                               ============     ============     ===========     ===========     ===========
NET ASSETS CONSIST OF:
Paid-in capital.............................   $273,079,003     $111,762,575     $61,227,244     $61,139,736     $88,961,757
Distributions in excess of net investment
  income....................................             --               --              --              --          (5,354)
Undistributed net realized gain (loss) on
  investments sold..........................      2,268,991       (1,445,043)        322,172         537,581         639,585
Net unrealized appreciation on
  investments...............................      5,324,309        1,989,845         279,452         922,609         928,637
                                               ------------     ------------     -----------     -----------     -----------
                                               $280,672,303     $112,307,377     $61,828,868     $62,599,926     $90,524,625
                                               ============     ============     ===========     ===========     ===========
Net Assets -- Institutional class...........   $278,482,637     $108,410,352     $59,768,104     $62,476,038     $90,501,747
Shares outstanding -- Institutional class...     26,942,528       10,261,522       5,912,978       6,037,266       8,850,031
Net asset value, Offering price and
  Redemption price per share --
  Institutional class.......................   $      10.34     $      10.56     $     10.11     $     10.35     $     10.23
                                               ============     ============     ===========     ===========     ===========
Net Assets -- Retail class..................   $  2,189,666     $  3,897,025     $ 2,060,764     $   123,888     $    22,878
Shares outstanding -- Retail class..........        211,877          367,062         203,555          11,972           2,237
Net asset value, and Redemption price per
  share -- Retail class.....................   $      10.33     $      10.62     $     10.12     $     10.35     $     10.23
                                               ============     ============     ===========     ===========     ===========
Maximum sales charge -- Retail class........          3.75%            3.75%           2.75%           3.75%           3.75%
Maximum offering price per Retail share.....   $      10.73     $      11.03     $     10.41     $     10.75     $     10.63
                                               ============     ============     ===========     ===========     ===========

                             See Accompanying Notes

[LOGO]   FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996
(UNAUDITED)

                                                       TOTAL
                                                      RETURN          FIXED         ENHANCED                     INTERMEDIATE
                                                     ADVANTAGE        INCOME         INCOME          GNMA        GOVERNMENT
                                                       FUND            FUND           FUND         FUND(1)        FUND(1)
                                                    -----------     ----------     ----------     ----------     ---------
INVESTMENT INCOME:
  Interest.......................................   $ 9,948,937     $4,135,839     $1,974,187     $2,326,276    $3,039,082
                                                    -----------     ----------     ----------     ----------    ----------
EXPENSES:
  Investment Advisory fees.......................       794,715        349,115        152,603        198,728       289,918
  Administration fees............................       133,439         63,476         33,912         45,032        65,756
  Custodian fees.................................        19,859         11,530          6,965          7,360         6,672
  Legal fees.....................................        13,770          5,469          3,821          1,564         2,262
  Registration and filing fees...................        13,350          9,534          2,550          7,114         2,027
  Transfer Agent fees............................        10,274         21,379         10,027         13,854        15,300
  Distribution fees..............................         8,459          3,531          1,993            869         1,269
  Audit fees.....................................         4,717          1,788          1,127         20,647         1,033
  Trustees' fees.................................         4,332          1,644          1,034          2,188         3,200
  Printing and shareholder reports...............         3,518          1,238          1,239          5,399         5,677
  Shareholder servicing fees -- Retail class
    only.........................................         2,612          6,264          1,000             67            12
  Amortization of organization costs.............         2,181             --          2,079          1,811         1,811
  Insurance......................................         1,715            622            423            303           438
  Miscellaneous..................................           839            127            175          9,949        37,670
  12b-1 fees.....................................            --         25,396             --         48,052        70,335
  Fees waived....................................            --             --             --        (42,191)      (61,844)
  Fees waived by Investment Adviser..............      (794,715)       (31,169)      (152,603)       (50,450)      (54,417)
                                                    -----------     ----------     ----------     ----------     ---------
  Total expenses.................................       219,065        469,944         66,345        270,296       387,119
                                                    -----------     ----------     ----------     ----------     ---------
NET INVESTMENT INCOME............................     9,729,872      3,665,895      1,907,842      2,055,980     2,651,963
REALIZED AND UNREALIZED GAIN/ (LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) on investments sold...    (1,318,580)       492,735        138,897       (100,173)      (92,879)
  Net change in unrealized appreciation on
    investments..................................    14,489,642      2,727,377        515,504      2,055,944     2,412,188
                                                    -----------     ----------     ----------     ----------     ---------
  Net gain on investments........................    13,171,062      3,220,112        654,401      1,955,771     2,319,309
                                                    -----------     ----------     ----------     ----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................   $22,900,934     $6,886,007     $2,562,243     $4,011,751    $4,971,272
                                                    ===========     ==========     ==========     ==========    ==========

(1) Activity for the six months ended November 30, 1996 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

[LOGO]   FINANCIAL STATEMENTS

                            STATEMENT OF CHANGES IN NET ASSETS

                                   TOTAL RETURN ADVANTAGE                                        ENHANCED
                                            FUND                 FIXED INCOME FUND              INCOME FUND
                                 --------------------------  --------------------------  -------------------------
                                   FOR THE                     FOR THE                     FOR THE
                                  SIX MONTHS     FOR THE      SIX MONTHS     FOR THE      SIX MONTHS     FOR THE
                                    ENDED          YEAR         ENDED          YEAR         ENDED         YEAR
                                 NOVEMBER 30,     ENDED      NOVEMBER 30,     ENDED      NOVEMBER 30,     ENDED
                                     1996        MAY 31,         1996        MAY 31,         1996        MAY 31,
                                 (UNAUDITED)       1996      (UNAUDITED)       1996      (UNAUDITED)      1996
                                 ------------  ------------  ------------  ------------  ------------  -----------
INCREASE IN NET ASSETS:
Operations:
Net investment income....        $ 9,729,872   $ 18,744,051  $ 3,665,895   $  6,163,141  $ 1,907,842   $ 3,787,166
Net realized gain/(loss)
 on investments sold.....         (1,318,580)    12,820,049      492,735        664,254      138,897       302,951
Net change in unrealized
 appreciation on
 investments.............         14,489,642    (20,509,451)   2,727,377     (3,207,398)     515,504      (648,178)
                                 ------------  ------------  ------------  ------------  -----------   -----------
Net increase/(decrease)
 in net assets resulting
 from operations.........         22,900,934     11,054,649    6,886,007      3,619,997    2,562,243     3,441,939
                                 ------------  ------------  ------------  ------------  -----------   -----------
Distributions to
 shareholders from net
 investment income.......         (9,729,872)   (18,744,051)  (3,665,895)    (6,163,141)  (1,907,842)   (3,787,166)
Distributions to
 shareholders in excess
 of net investment
 income..................                 --     (3,016,611)          --             --           --      (589,947)
Distributions to
 shareholders from net
 realized capital
 gains...................                 --     (8,344,492)          --             --           --            --
Distributions to
 shareholders in excess
 of net realized gains...                 --             --           --       (253,500)          --            --
Increase/(decrease) in
 net assets derived from
 capital share
 transactions............        (14,939,668)    39,981,901   (8,638,520)    26,678,768   (7,461,455)    6,557,090
                                 ------------  ------------  ------------  ------------  -----------   -----------
Total increase/(decrease)
 in net assets...........         (1,768,606)    20,931,396   (5,418,408)    23,882,124   (6,807,054)    5,621,916
                                 ------------  ------------  ------------  ------------  -----------   -----------
NET ASSETS:
Beginning of period......        282,440,909    261,509,513  117,455,785     93,573,661   68,635,922    63,014,006
                                 ------------  ------------  ------------  ------------  -----------   -----------
End of period............       $280,672,303   $282,440,909 $112,037,377   $117,455,785  $61,828,868   $68,635,922
                                 ============  ============  ============  ============  ===========   ===========


                                                                        INTERMEDIATE GOVERNMENT
                                       GNMA FUND(1)                             FUND(1)
                                       ------------                    -------------------------
                                         FOR THE                         FOR THE
                                        SIX MONTHS          FOR THE     SIX MONTHS
                                          ENDED             PERIOD        ENDED        FOR THE
                                       NOVEMBER 30,          ENDED     NOVEMBER 30,    PERIOD
                                           1996             MAY 31,        1996       ENDED MAY
                                       (UNAUDITED)           1996      (UNAUDITED)    31, 1996
                                       ------------       -----------  ------------  -----------
INCREASE IN NET ASSETS:
Operations:
Net investment income....              $ 2,055,980        $   334,533  $ 2,651,963   $   451,062
Net realized gain/(loss)
 on investments sold.....                 (100,173)                --      (92,879)      (18,968)
Net change in unrealized
 appreciation on
 investments.............                2,055,944           (528,892)   2,412,188      (623,881)
                                       -----------        -----------  -----------   -----------
Net increase/(decrease)
 in net assets resulting
 from operations.........                4,011,751           (194,359)   4,971,272      (191,787)
                                       -----------        -----------  -----------   -----------
Distributions to
 shareholders from net
 investment income.......               (2,055,168)          (335,347)  (2,651,963)     (451,062)
Distributions to
 shareholders in excess
 of net investment
 income..................                       --                 --           --        (5,354)
Distributions to
 shareholders from net
 realized capital
 gains...................                       --                 --           --            --
Distributions to
 shareholders in excess
 of net realized gains...                       --                 --           --            --
Increase/(decrease) in
 net assets derived from
 capital share
 transactions............                  111,043         (1,098,837)    (623,831)     (423,959)
                                       -----------        -----------  -----------   -----------
Total increase/(decrease)
 in net assets...........                2,067,626         (1,628,543)   1,695,478    (1,072,162)
                                       -----------        -----------  -----------   -----------
NET ASSETS:
Beginning of period......               60,532,300         62,160,843   88,829,147    89,901,309
                                       -----------        -----------  -----------   -----------
End of period............              $62,599,926        $60,532,300  $90,524,625   $88,829,147
                                       ===========        ===========  ===========   ===========

(1) Activity for the six months ended November 30, 1996 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

[LOGO]  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue thirty-two classes of shares of beneficial interest, each of which evidences an interest in one of 16 investment funds:

  Money Market Fund
(Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares)

  Government Fund
(Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares)

  Treasury Fund
(Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares)

  Tax Exempt Fund
(Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares)

  Equity Fund
(Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares)

  Fixed Income Fund
(Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares)

  Ohio Tax Exempt Fund
(Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares)

  National Tax Exempt Fund
(Class L "Institutional" Shares and Class L-Special Series 1 "Retail" shares)

  Equity Income Fund
(Class M "Institutional" shares and Class M-Special Series 1 "Retail" shares)

  Mid Cap Regional Fund
(Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares)

  Enhanced Income Fund
(Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares)

  Total Return Advantage Fund
(Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares)

  Pennsylvania Tax Exempt Fund
(Class Q "Institutional" shares and Class Q-Special Series 1 "Retail" shares)

  Intermediate Government Fund
(Class R "Institutional" shares and Class R-Special Series 1 "Retail" shares)

  GNMA Fund
(Class S "Institutional" shares and Class S-Special Series 1 "Retail" shares)

  Pennsylvania Municipal Fund
(Class T "Institutional" shares and Class T-Special Series 1 "Retail" shares)

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). On May 2, 1996, the execution of new investment advisory agreements between Inventor and affiliates of National City received shareholder approval.

  On February 15 and March 18, 1996, the respective Boards of Trustees of the Trust and Inventor each approved the Agreement and Plan of Reorganization between Armada Funds and Inventor (the "Agreement"). Subsequently, a proxy solicitation to approve the components of the Agreement

[LOGO]  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

was executed, the results of which for each of the Inventor Funds are listed below:

                                    SHARES VOTED
                           ------------------------------   PERCENT
                              FOR       AGAINST   ABSTAIN    VOTED
                           ----------   -------   -------   -------
Inventor Pennsylvania
  Tax-Exempt Money Market
  Fund...................  36,822,578   95,225    267,862      54%
Inventor Pennsylvania
  Municipal Bond Fund....   3,386,184       --      3,300      88%
Inventor Intermediate
  Government Securities
  Fund...................   8,128,329    2,217     12,189      91%
Inventor GNMA Securities
  Fund...................   5,504,614    7,087     14,280      92%
Inventor Equity Growth
  Fund...................   4,185,300    6,923      2,554      92%

  The Reorganization was executed on September 9, 1996.

  As part of the Reorganization, on September 9, 1996, Inventor GNMA Securities Fund and Inventor Intermediate Government Securities Fund (the "Predecessor Funds") transferred all of their assets and liabilities with approximate values of $63,566,229 and $92,883,276, respectively, in exchange for shares of Armada GNMA Fund and Armada Intermediate Government Fund, respectively. The Reorganizations of the Armada GNMA and Intermediate Government Funds were executed as tax-free reorganizations in accordance with Section 368(a)(1)(F) of the Internal Revenue Code of 1986, (the "Internal Revenue Code") as amended. The results of operations, changes in net assets and financial highlights of the Armada GNMA and Intermediate Government Funds for the six months ended November 30, 1996 include those of the respective Predecessor Funds.

  In accordance with Agreement provisions, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust absorbed approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various Funds in the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies followed by the Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds (the "Funds") in preparation of their financial statements.

  PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at their market values determined on the basis of the mean between their current available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities and other assets for which quotations are not readily available are valued at their fair market value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Funds are declared daily and paid no later than five business days after the end of the month. With respect to each Fund, net income for dividend

[LOGO]  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

purposes consists of dividends and interest income, discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

2.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank, National City Bank of Columbus, National City Bank of Kentucky, and National Asset Management Corporation, wholly-owned subsidiaries of National City Corporation, (collectively, the "Adviser" or "Advisers"), are payable monthly based on an annual rate of .55%, .55%, .45%, .55% and .55% of the average daily net assets of the Total Return Advantage, Fixed Income, Enhanced Income, GNMA, and Intermediate Government Funds, respectively. The Advisers may from time to time waive their fees payable by the Funds. For the period ended November 30, 1996, the Advisers have earned and waived fees as follows:

                                   EARNED         WAIVED
                                 ----------      --------
   Total Return Advantage Fund   $  794,715      $794,715
   Fixed Income Fund                349,115        31,169
   Enhanced Income Fund             152,603       152,603
   GNMA Fund                        198,728        50,450
   Intermediate Government
     Fund                           289,918        54,417

  At November 30, 1996, advisory fees accrued and unpaid amounted to:

   Total Return Advantage Fund                $      0
   Fixed Income Fund                            33,548
   Enhanced Income Fund                              0
   GNMA Fund                                    37,204
   Intermediate Government Fund                 54,364

  Fees paid by the Trust, under a Shareholder Servicing Plan (the "Plan") to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, are payable monthly, based on an aggregate annual rate of up to
 .25% of the average daily net assets of the Retail class of the Total Return Advantage, Fixed Income, GNMA and Intermediate Government Funds and .10% of the average daily net assets of the Retail class of the Enhanced Income Fund. NatCity Investments, Inc. was paid fees for the period ended November 30, 1996 in the following amounts:

   Total Return Advantage Fund                $ 1,020
   Fixed Income Fund                            1,950
   Enhanced Income Fund                           412
   GNMA Fund                                        0
   Intermediate Government Fund                     0

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. National City Bank commenced services

[LOGO]  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

as custodian to the GNMA Fund and Intermediate Government Fund effective August 5, 1996. For the period ended November 30, 1996, National City Bank has earned Custodian fees as follows:

   Total Return Advantage Fund                 $19,859
   Fixed Income Fund                            11,530
   Enhanced Income Fund                          6,965
   GNMA Fund                                     5,388
   Intermediate Government Fund                  5,404

  440 Financial Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., serves as the Trust's Distributor. Under the Trust's Distribution Agreement and related Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, each Fund reimburses the Distributor for the direct and indirect expenses incurred by the Distributor in providing Fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average daily net assets of each Fund, inclusive of an annual distribution fee of $250,000 which is payable monthly and accrued daily among the Funds with respect to which the Distributor is distributing shares.

  SEI Financial Services Company, a wholly-owned subsidiary of SEI Corporation ("SEI"), served as Distributor to the GNMA and Intermediate Government Funds prior to the Reorganization. Under a Rule 12b-1 Distribution Plan, SEI earned and waived Fees at an annual rate of up to .25% of the average daily net assets of the Predecessor Funds' Class A shares.

  Pursuant to the Board of Trustees' approval on November 15, 1996, SEI has been appointed as the Trust's Distributor and will commence services as such in 1997.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board Meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of the firm is Secretary of the Trust.

3.  PURCHASES AND SALES OF SECURITIES

  During the six months ended November 30, 1996, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                            PURCHASES           SALES
                           ------------      ------------
   Total Return
     Advantage Fund        $183,551,938      $153,123,590
   Fixed Income Fund         41,321,100        47,811,272
   Enhanced Income Fund      37,454,343        26,544,747
   GNMA Fund                          0                 0
   Intermediate
     Government Fund         10,238,094                 0

[LOGO]  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Purchases and sales of long-term U.S. government obligations were:

                            PURCHASES           SALES
                           ------------      ------------
   Total Return
     Advantage Fund        $ 37,203,340      $ 79,500,254
   Fixed Income Fund         66,683,802        68,797,485
   Enhanced Income Fund      47,809,688        42,981,410
   GNMA Fund                 21,951,863        19,484,720
   Intermediate
     Government Fund         23,214,278        32,225,166

4. SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds.

5. CHANGE IN INVESTMENT POLICY

  During the period ended November 30, 1996, shareholders of the Enhanced Income Fund, through a proxy solicitation, approved a revision to the Fund's investment objective. Effective September 30, 1996, the Fund's current investment objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The results of shareholder voting are summarized below:

   FOR        AGAINST     ABSTAIN     PERCENT VOTED
----------    -------     -------     -------------
5,652,415        --          --             91%

[LOGO]  NOTES TO FINANCIAL STATEMENTS

                                                          FOR THE PERIOD ENDED NOVEMBER 30, 1996
                                               ------------------------------------------------------------
                                                    INSTITUTIONAL CLASS                 RETAIL CLASS
                                               -----------------------------      -------------------------
                                                 SHARES            VALUE           SHARES          VALUE
                                               -----------      ------------      --------      -----------
                                                        (UNAUDITED)                      (UNAUDITED)
                                               -----------------------------      -------------------------
TOTAL RETURN ADVANTAGE FUND
Shares sold.................................     2,783,403      $ 27,859,416           219      $     2,198
Shares reinvested...........................       528,298         5,297,850         6,759           67,759
Shares repurchased..........................    (4,762,654)      (48,150,050)       (1,714)         (16,841)
                                                ----------      ------------      ---------     -----------
Net increase/(decrease).....................    (1,450,953)     $(14,992,784)        5,264      $    53,116
                                                ==========      ============      =========     ===========
FIXED INCOME FUND
Shares sold.................................     5,172,250      $ 53,447,255           477      $     5,021
Shares reinvested...........................        25,026           260,194        13,051          136,082
Shares repurchased..........................    (5,737,502)      (59,639,195)     (247,177)      (2,577,877)
                                                ----------      ------------      ---------     -----------
Net decrease................................      (540,226)     $ (5,931,746)     (233,649)     $(2,436,774)
                                                ==========      ============      =========     ===========
ENHANCED INCOME FUND
Shares sold.................................     2,413,149      $ 24,208,204       117,564      $ 1,181,044
Shares reinvested...........................       115,914         1,164,377         5,430           54,632
Shares repurchased..........................    (3,303,973)      (33,155,482)      (90,831)        (914,230)
                                                ----------      ------------      ---------     -----------
Net increase/(decrease).....................      (774,910)     $ (7,782,901)       32,163      $   321,446
                                                ==========      ============      =========     ===========
GNMA FUND
Shares sold.................................       599,099      $  6,075,555        16,415      $   164,857
Shares reinvested...........................         4,830            48,998           154            1,577
Shares repurchased..........................      (599,799)       (6,133,574)       (4,597)         (46,370)
                                                ----------      ------------      ---------     -----------
Net increase/(decrease).....................         4,130      $     (9,021)       11,972      $   120,064
                                                ==========      ============      =========     ===========
INTERMEDIATE GOVERNMENT FUND
Shares sold.................................       735,642      $  7,397,586         4,423      $    44,391
Shares reinvested...........................         4,989            50,246            27              272
Shares repurchased..........................      (799,505)       (8,093,974)       (2,213)         (22,352)
                                                ----------      ------------      ---------     -----------
Net increase/(decrease).....................       (58,874)     $   (646,142)        2,237      $    22,311
                                                ==========      ============      =========     ===========

LOGO  NOTES TO FINANCIAL STATEMENTS

                                                             FOR THE YEAR ENDED MAY 31, 1996
                                               ------------------------------------------------------------
                                                    INSTITUTIONAL CLASS                 RETAIL CLASS
                                               -----------------------------      -------------------------
                                                 SHARES            VALUE           SHARES          VALUE
                                               -----------      ------------      --------      -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold.................................     6,069,365      $ 63,120,427       198,864      $ 2,071,494
Shares reinvested...........................     1,738,749        18,107,023         5,933           60,359
Shares repurchased..........................    (4,201,350)      (43,291,219)       (8,252)         (86,183)
                                                ----------      ------------      ---------     -----------
Net increase................................     3,606,764      $ 37,936,231       196,545      $ 2,045,670
                                                ==========      ============      =========     ===========
FIXED INCOME FUND
Shares sold.................................     4,306,756      $ 45,487,815       570,360      $ 6,042,304
Shares reinvested...........................       185,623         1,959,188        42,366          449,879
Shares repurchased..........................    (2,042,322)      (21,618,175)     (533,517)      (5,642,243)
                                                ----------      ------------      ---------     -----------
Net increase................................     2,450,057      $ 25,828,828        79,209      $   849,940
                                                ==========      ============      =========     ===========
ENHANCED INCOME FUND
Shares sold.................................     5,145,841      $ 51,804,487       507,880      $ 5,129,994
Shares reinvested...........................       285,634         2,872,860        16,044          161,694
Shares repurchased..........................    (4,696,970)      (47,321,908)     (602,768)      (6,090,037)
                                                ----------      ------------      ---------     -----------
Net increase/(decrease).....................       734,505      $  7,355,439       (78,844)     $  (798,349)
                                                ==========      ============      =========     ===========

                                                                                  FOR THE ONE MONTH PERIOD
                                                                                     ENDED MAY 31, 1996
                                                                                  -------------------------
                                                                                   SHARES          VALUE
                                                                                  --------      -----------
GNMA FUND
Shares Sold.................................................................        51,968      $   523,896
Shares reinvested...........................................................           857            8,594
Shares repurchased..........................................................      (162,499)      (1,631,417)
Net decrease................................................................      (109,674)     $(1,098,927)
INTERMEDIATE GOVERNMENT FUND
Shares Sold.................................................................       125,648      $ 1,259,862
Shares reinvested...........................................................           835            8,326
Shares repurchased..........................................................      (169,583)      (1,692,146)
Net decrease................................................................       (43,100)     $  (423,958)

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES           Robert D. Neary
                              Chairman and President
                              Retired Co-Chairman, Ernst & Young
                              Director, Cold Metal Products, Inc.
                              Director, Zurn Industries, Inc.

                            Thomas R. Benua, Jr.
                              Chairman, EBCO Manufacturing Company
                                 and Subsidiaries
                              Vice President and Executive Committee Member,
                                 Ebtech Corp.

                            Leigh Carter
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company
                              Director, Adams Express Company
                              Director, Lamson & Sessions Company
                              Director, Petroleum & Resources Corp.
                              Director, Morrison Products

                            John F. Durkott
                              President and Chief Operating Officer,
                                 Kittle's Home Furnishings Center, Inc.
                              Partner, Kittle's Bloomington Property Company Partner, KK&D

                            Richard W. Furst, Dean
                              Professor of Finance and Dean,
                                 Carol Martin Gatton College of Business
                                 and Economics, University of Kentucky
                              Director, Studio Plus Hotels, Inc.
                              Director, The Seed Corporation
                              Director, Foam Design, Inc.

                            J. William Pullen
                              President and Chief Executive Officer,
                                 Whayne Supply Company
                              President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                            Richard B. Tullis
                              Chairman Emeritus, Harris Corporation
                              Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

(LOGO)   ARMADA FUNDS
                                                           BULK RATE
4400 Computer Drive                                       U.S. POSTAGE
Westborough, Massachusetts 01581                             PAID
                                                          CLEVELAND, OH
                                                          PERMIT NO. 1



INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION


National Asset Management
Corporation
101 South Fifth Street
Louisville, Kentucky 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio 43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky 40202



NC-205 (1/97)